UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under §240.14a-12

AVNET, INC.

(Name of Registrant as Specified In Its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

AVNET

GROWING TOGETHER

2026 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND PROXY STATEMENT

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS
DATE Friday, November 20, 2026
TIME 8:00 am local time
PLACE Avnet’s Corporate Headquarters 2150 East Warner Road Tempe, Arizona 85284
RECORD DATE September 21, 2026
YOUR VOTE IS IMPORTANT
YOU CAN VOTE IN ONE OF FOUR WAYS
INTERNET Visit the website noted on your proxy card to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person at the annual meeting.
ITEMS OF BUSINESS
1.
To elect the ten Director nominees named in the attached proxy statement to serve until the next annual meeting and until their successors have been elected and qualified.

2.
To conduct an advisory vote on named executive compensation.

3.
To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of Avnet for the fiscal year ending July 3, 2027.

4.
A Board proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold.

5.
A shareholder proposal, if properly presented at the Annual Meeting, to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold.

These matters are discussed more fully in the Proxy Statement.
The Board of Directors has fixed the close of business on September 21, 2026, as the record date for the Annual Meeting. Only holders of record of shares of Avnet’s common stock at the close of business on such date shall be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.
By Order of the Board of Directors
Darrel S. Jackson
Corporate Secretary
October 6, 2026

2026 ANNUAL
PROXY STATEMENT
PROXY STATEMENT SUMMARY
This summary highlights selected information in this Proxy Statement. Please review the entire document before voting.
ANNUAL MEETING OF SHAREHOLDERS
DATE November 20, 2026	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2150 E. Warner Rd. Tempe, AZ 85284	RECORD DATE September 21, 2026
PROPOSALS AND BOARD RECOMMENDATIONS
Proposals		Board Recommendation	Page Reference
1	Election of Directors	FOR	8
2	Advisory vote on named executive compensation	FOR	41
3	Ratify Appointment of Independent Registered Public Accounting Firm	FOR	76
4	Board Proposal for Shareholder Right to Call a Special Shareholder Meeting at a 25% Ownership Threshold	FOR	79
5	Shareholder Proposal for Shareholders Right to Call a Special Shareholder Meeting at a 10% Ownership Threshold	AGAINST	81
HOW TO VOTE
INTERNET Visit the website noted on your proxy card to vote online.
TELEPHONE Use the toll-free telephone number on your proxy card to vote by telephone.
MAIL Sign, date, and return your proxy card in the enclosed envelope to vote by mail.
IN PERSON Cast your vote in person at the annual meeting.

Proxy Summary
2026 ANNUAL
PROXY STATEMENT
SNAPSHOT OF 2026 DIRECTOR NOMINEES
	Age	Director Since	Independent	Avnet Committees
				A	C	CG	TR	E
Rodney C. Adkins Chairman of the Board of Avnet, Inc. President, 3RAM Group LLC	68	2015	YES			•		◦
Brenda L. Freeman Founder, Joyeux Advisory Group	62	2018	YES		•	•
Philip R. Gallagher Chief Executive Officer, Avnet, Inc.	65	2020	NO
Helmut Gassel Co-founder and Partner of Silian Partners	62	2024	YES	•			•
Virginia L. Henkels Former CFO of Swift Transportation and Empowerment & Inclusion Capital I Corp.	58	2024	YES	•		•
Jo Ann Jenkins Former Chief Executive Officer, AARP	68	2018	YES		◦		•	•
Oleg Khaykin President and Chief Executive Officer, Viavi Solutions, Inc.	61	2018	YES	•			◦	•
Ernest E. Maddock Former Chief Financial Officer, Micron Technology, Inc.	68	2021	YES	◦			•	•
Avid Modjtabai Former Senior Executive Vice President, Payments, Virtual Solutions and Innovation Group, Wells Fargo	64	2014	YES		•		•
Adalio T. Sanchez President, S Group Advisory LLC	67	2019	YES		•	◦		•
◦ Chair	A: Audit	C: Compensation and Leadership Development
• Member	CG: Corporate Governance
	E: Executive	TR: Technology and Risk

Proxy Summary
2026 ANNUAL
PROXY STATEMENT
ABOUT AVNET
VISION: To be the preferred distributor partner at the center of the world’s technology design and supply chains by delivering the best experience for both customers and suppliers every time.

MISSION:   We deliver superior service by holding ourselves accountable to our stakeholders, enabling design and supply chain technology solutions that improve life experiences globally, while staying grounded in our Core Values.

The CORE VALUES that drive our business and our people forward each day are:

Proxy Summary
2026 ANNUAL
PROXY STATEMENT
FINANCIAL HIGHLIGHTS FOR FISCAL 2026
CORPORATE GOVERNANCE HIGHLIGHTS
COMPENSATION PROGRAM FOR FISCAL 2026
Below are the primary components of the fiscal 2026 executive compensation program:

2026 ANNUAL
PROXY STATEMENT
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
DATE November 20, 2026	TIME 8:00 am local time	PLACE Avnet’s Headquarters 2150 E. Warner Rd. Tempe, AZ 85284	RECORD DATE September 21, 2026
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avnet, Inc. (“Avnet” or the “Company”) to be voted at the Annual Meeting of Shareholders (the “Annual Meeting”), with respect to the matters referred to in the accompanying notice. This Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders on approximately October 6, 2026. Only holders of record of outstanding shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at the close of business on September 21, 2026, the record date, are entitled to notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote per share held on the record date. The aggregate number of shares of Common Stock outstanding (net of treasury shares) on September 21, 2026, was 82,232,857 comprising all the Company’s capital stock outstanding as of that date.
At the Annual Meeting you will be asked to elect the ten Director nominees named in the Proxy Statement, conduct an advisory vote on named executive compensation, ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending July 3, 2027, conduct an advisory vote on a Board proposal to provide shareholders with the ability to call a special shareholder meeting at a 25% ownership threshold, and vote on a shareholder proposal to provide shareholders with the ability to call a special shareholder meeting at a 10% ownership threshold.
The Company will bear the cost of soliciting proxies relating to the Annual Meeting. Directors, officers, and employees of the Company may, without additional compensation, solicit proxies by mail, telephone, email, or personal interview. The Company has not engaged an independent proxy solicitor. An independent inspector of election will be engaged to tabulate shareholder votes.
The Company is furnishing proxy materials to its shareholders primarily via the Internet. On or about October 6, 2026, the Company mailed to its shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Company’s proxy materials, including the 2026 Proxy Statement and the 2026 Annual Report, and how to vote. On or about October 6, 2026, certain shareholders, in accordance with their prior requests, were sent e-mail notifications of how to access proxy materials and vote or have been mailed paper copies of the Company’s proxy materials and a proxy card or voting form.
Internet distribution of the Company’s proxy materials is designed to expedite receipt by shareholders, lower the cost of the Annual Meeting, and conserve natural resources. However, if you prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive the Company’s proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.
The Company will request banks, brokerage houses and other institutions, nominees, and fiduciaries to forward the proxy materials to the beneficial owners of Common Stock and to obtain authorization for the

Proxy Statement
2026 ANNUAL
PROXY STATEMENT
execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees, and fiduciaries for their reasonable expenses in forwarding the proxy materials.
PROXY AND REVOCATION OF PROXY
Shareholders may mail their completed proxy cards or submit their proxy voting instructions by telephone or through the Internet. Shareholders who hold their shares through a broker, bank, or other nominee should contact their nominee to determine whether they may submit their proxy by telephone or Internet. Common Stock represented by a proxy properly signed or submitted and received at or prior to the Annual Meeting will be voted in accordance with the shareholder’s instructions. If a proxy card is signed, dated, and returned without indicating any voting instructions, the Common Stock represented by the proxy will be voted as the Board recommends. The Board of Directors is not currently aware of any business to be acted upon at the Annual Meeting other than as described in this Proxy Statement. If other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have discretion to vote according to their best judgment, unless otherwise indicated on any particular proxy. The persons appointed as proxies will have discretion to vote on adjournment of the Annual Meeting. Proxies will extend to, and be voted at, any adjournment or postponement of the Annual Meeting to the extent permitted under the Business Corporation Law of the State of New York and the Company’s By-laws.
Any shareholder may revoke a completed proxy card or voting instructions by submitting a written notice of revocation, submitting a new proxy that is received by the Company prior to the Annual Meeting, or by voting in person at the Annual Meeting. However, a proxy will not be revoked by simply attending the Annual Meeting and not voting. All written notices of revocation and other communications with respect to revocation by shareholders should be addressed as follows: Corporate Secretary, Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284. To revoke a proxy previously submitted by telephone or Internet, a shareholder of record can simply vote again, using the same procedures, in which case the later submitted vote will be recorded and the earlier vote will be revoked. Please note that any shareholder whose shares are held of record by a broker, bank, or other nominee, and who provides voting instructions on a form received from the nominee, may revoke, or change his or her voting instructions only by contacting the nominee who holds his or her shares. Such shareholders may not vote in person at the Annual Meeting unless the shareholder obtains a legal proxy from the broker, bank, or other nominee.
BROKER VOTING
Brokers holding shares of record for a shareholder may vote on certain limited matters if they do not receive timely voting instructions from the shareholder. There are also some matters (“non-routine matters”) on which brokers may not vote if they do not receive timely voting instructions from the shareholder. When a broker cannot vote on a particular matter and the shareholder has not given timely voting instructions, then a “broker non-vote” results. Any broker non-vote would be counted as present at the meeting for purposes of determining a quorum but would be treated as not entitled to vote with respect to non-routine matters. Therefore, a broker non-vote would not count as a vote in favor of or against such matters and, accordingly, would not affect the outcome of the vote.
Proposals 1, 2, 4, and 5 are classified as non-routine matters. Accordingly, brokers, banks, and other nominees will be permitted to vote only on Proposal 3 (ratification of the appointment of the independent registered public accounting firm) unless they receive instructions regarding the other proposals from the beneficial owners. As a result, the Company encourages all beneficial owners to provide voting instructions to your nominees to ensure that your shares are voted at the Annual Meeting.
MEETING ATTENDANCE
Admission to the Annual Meeting will be limited to shareholders. You are entitled to attend the Annual Meeting only if you are a shareholder of record as of the record date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, you must present proof of ownership of the Company’s Common Stock on the record date, which can be a brokerage statement or letter from a bank or broker indicating ownership on the

Proxy Statement
2026 ANNUAL
PROXY STATEMENT
record date, the Notice of Internet Availability of Proxy Materials, a proxy card, or legal proxy or voting instruction card provided by your broker, bank, or nominee. Any holder of a proxy from a shareholder must present the proxy card, properly executed, and a copy of the proof of ownership. Shareholders and proxyholders may also be asked to present a form of photo identification such as a driver’s license or passport. Backpacks, cameras, cell phones with cameras, recording equipment, and other electronic recording devices will not be permitted at the Annual Meeting. Failure to follow the meeting rules or permit inspection will be grounds for exclusion from the Annual Meeting.
QUORUM
The presence at the Annual Meeting, in person or by proxy, of shareholders of record entitled to cast at least a majority of the votes that all shareholders are entitled to cast is necessary to constitute a quorum. Each vote represented at the Annual Meeting in person or by proxy will be counted toward a quorum. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
REQUIRED VOTE AND BOARD RECOMMENDATIONS
Proposals		Voting Standard	Board Recommendation	Page Reference
1	Election of Directors	Majority of votes cast	FOR	8
2	Advisory vote on named executive compensation	Majority of votes cast	FOR	41
3	Ratification of independent registered public accounting firm	Majority of votes cast	FOR	76
4	Board proposal for shareholder right to call a special shareholder meeting at a 25% ownership threshold	Majority of votes cast	FOR	79
5	Shareholder proposal for shareholder right to call a special shareholder meeting at a 10% ownership threshold	Majority of votes cast	AGAINST	81

2026 ANNUAL
PROXY STATEMENT
PROPOSAL 1: ELECTION OF DIRECTORS
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR all ten nominees listed below.
Description of Proposal
Rodney C. Adkins, Brenda L. Freeman, Philip R. Gallagher, Helmut Gassel, Virginia L. Henkels, Jo Ann Jenkins, Oleg Khaykin, Ernest E. Maddock, Avid Modjtabai, and Adalio T. Sanchez have been nominated for election as Directors at the Annual Meeting, to serve until the next annual meeting of shareholders and until their successors have been elected and qualified.
All the nominees are presently serving as Directors of the Board. The Corporate Governance Committee recommended to the Board all the nominees for re-election. Each nominee has consented to being named herein and to serving if elected.
If any nominee should become unavailable for election, either: (1) the persons named as proxies in the enclosed proxy card may vote for a substitute nominee or vote for the remaining nominees and leave a vacancy on the Board of Directors, whereby such vacancy may be filled by a majority vote of the Directors then in office or by the shareholders at a meeting, or (2) the Board may reduce the size of the Board and the number of nominees to eliminate the vacancy.
Required Vote
To be elected, each nominee must receive affirmative votes from a simple majority of shareholder votes cast at the Annual Meeting. A majority of the votes cast means that the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee. Abstentions are not counted in determining the votes cast, and therefore will have no effect on the outcome.
Brokers who hold shares of Common Stock as nominees may not vote such shares for a Director nominee.
If an incumbent nominee is not elected by the requisite vote, he or she must tender his or her resignation, and the Board, excluding such individual, will, within 90 days of the election, decide whether to accept such resignation and will disclose and explain its decision.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the election of all ten nominees listed below.
Nominees
The following tables set forth the names and biographical information of the nominees as of September 21, 2026, including their age, principal occupation, the year they first became a Director, and the experience, qualifications, attributes, and skills that led the Board to conclude that these nominees should serve as Directors.

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2015
Board Chair Since: 2018
Age: 68
Independent Director
Committee Memberships:
•
Corporate Governance

•
Executive (Chair)

Other Public Boards:
•
United Parcel Service (2015
to present)
•
W.W. Grainger (2014 to
present)
•
Pitney Bowes (2007 to 2013)

•
PPL Corporation (2014 to
2019)
•
PayPal Holdings (2017 to 2025)
RODNEY C. ADKINS

Experience:
•
President of 3RAM Group LLC, a privately held company specializing in capital investments, business consulting services, and property management

•
Over 30 years at IBM, where he held several development and management roles, including Senior VP of Corporate Strategy (2013 to 2014), Senior VP of Systems and Technology Group (2009 to 2013), and Senior VP of Development & Manufacturing (2007 to 2009)

Value to Avnet’s Board:
•
Global business experience in the technology industry, including emerging technologies and services, international and emerging markets, and supply chain management

•
Experience in the areas of corporate governance, strategy development, and senior leadership

Top Skills:
• Operations/Logistics	• Component Distribution
• International Business	• Risk Management
• Technology/Digital

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2018
Age: 62
Independent Director
Committee Memberships:
•
Compensation and Leadership Development
•
Corporate Governance

Other Public Boards:
•
Caleres (2017 to present)

•
WM Technology (2021 to
present)
•
Herman Miller (2016 to 2019)

•
Blue Apron Holdings (2020 to 2023)
BRENDA L. FREEMAN

Experience:
•
CMO of MARA Holdings since 2026, leading its transformation into a digital infrastructure enterprise

•
Founder of Joyeux Advisory Group (2018) and Venture Partner of Debut Capital since 2021

•
CEO and Director of Arteza, a direct-to-consumer arts and crafts supplies company (2020 to 2021)

•
CMO of Magic Leap, Inc., a private company focused on virtual retinal displays (2016 to 2019)

•
CMO at the National Geographic Channel (2015 to 2016)

•
VP of Television Marketing at DreamWorks Animation SKG Inc. (2014 to 2015)

•
CMO, Turner Animation, Young Adults and Kids Media at Turner Broadcasting Systems, Inc. (2008 to 2014)

•
Senior VP, Integrated Marketing and Partnerships, Nickelodeon at MTV Networks Company (2005 to 2008).

•
Served in other leadership roles for MTV Networks Company, VH1, ABC Radio Networks, and PepsiCo, Inc.

Value to Avnet’s Board: • Experience in corporate leadership, serving on other boards, and her strong background in marketing, technology, digital commerce, and digital transformation.
Top Skills:
• CEO Experience	• Finance/Capital Markets
• Technology/Digital	• Marketing

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT
Director Since: 2020 Age: 65 Non-Independent Director Other Public Boards: • Dycom Industries (2025 to present)	PHILIP R. GALLAGHER

Experience:
•
Avnet CEO and a Director (since November 2020) and President, Electronic Components (since August 2018)

•
Avnet Interim CEO (July to November 2020) and Global President, Core Distribution Business (2017 to 2018)

•
Joined Avnet in 1982 and held executive leadership positions in sales, marketing, and operations during his 38 years at the Company, with his last role as Global President of Technology Solutions (2009 to 2014)

•
He was away from Avnet from 2014 to 2017, when he served as President, Americas Sales and Marketing, at TTI, a leading authorized distributor of interconnect, passive, electromechanical and discrete components (2016 to 2017)

•
Advisory council for Women in Electronics and a member of Greater Phoenix Leadership (GPL), an organization of leading CEOs focused on creating action on priority issues

Value to Avnet’s Board:
•
The Board benefits from his extensive experience in business operations, corporate leadership, and management. The Board also benefits from his broad knowledge and experience in electronic component distribution and supply chain management, as well as his long-standing relationships with key Avnet suppliers and customers.

Top Skills:
	• CEO Experience	• International Business
	• Component Distribution	• Technology/Digital

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2024
Age: 62
Independent Director
Committee Memberships:
•
Audit

•
Technology and Risk

Other Public Boards:
•
Nordic Semiconductor (2024 to present)
•
Centrotherm Int’l (2026 to present)
HELMUT GASSEL

Experience:
•
Experienced semiconductor executive with more than 30 years in the industry

•
Co-founder and Partner of Silian Partners, a group of semiconductor industry senior executives.

•
Diploma in Nuclear Physics from Ruhr University Bochum and PHD in Electrical Engineering from the University of Duisburg-Essen

•
Several leadership positions during 27-year tenure at Infineon Technologies, including Board Member, CMO, and Division President for Industrial Power Control (prior to 2022)

Value to Avnet’s Board: • Extensive experience in the semiconductor industry, technology and innovation, sales and marketing, global business, and corporate leadership and management
Top Skills:
• International Business	• Technology/Digital
• Marketing	• Component Distribution

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2024
Age: 58
Independent Director
Committee Memberships:
•
Audit

•
Corporate Governance

Other Public Boards:
•
Pursuit Attractions and Hospitality (2017 to present)
•
LCI Industries (2017 to present)
•
Echo Global Logistics (2018-2021)
VIRGINIA L. HENKELS

Experience:
•
Executive VP, CFO, and Treasurer of Swift Transportation Company (2008 to 2017).

•
Various finance and accounting leadership positions with increasing responsibilities since 2004 at Swift Transportation and at Honeywell International, Inc., a global diversified technology and manufacturing company (1990-2002)

•
CFO and Secretary of Empowerment & Inclusion Capital I Corp., a special-purpose acquisition company focused on promoting equity and inclusion (2020 to 2023)

Value to Avnet’s Board: • Experience with finance, accounting, capital markets, investor relations, strategy development, risk management, financial reporting, audit, and corporate governance
Top Skills:
• International Business	• Risk Management
• Finance/Capital Markets	• Operations/Logistics

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2018
Age: 68
Independent Director
Committee Memberships:
•
Compensation and Leadership Development (Chair)
•
Executive
•
Technology and Risk

Other Public Boards:
•
Aon (2025 to present)

•
General Mills (2020 to present)

JO ANN JENKINS

Experience:
•
CEO of AARP, the nation’s largest nonprofit, nonpartisan organization dedicated to empowering people 50 and older to choose how they live and age (2014 to 2024)

•
Executive VP and COO of AARP (2013 to 2014)

•
President of the AARP Foundation (2010 to 2013)

•
Various positions at the Library of Congress (1994 to 2010), including COO (2007 to 2010)

Value to Avnet’s Board:
•
Deep understanding of strategic management and innovative marketing, which she developed through her CEO and operational roles

•
Valuable insights regarding corporate leadership and management, government affairs and community relations, and innovation and strategic transformation, including developing and implementing diversity strategies

Top Skills:
• CEO Experience	• Operations/Logistics
• Marketing	• Risk Management

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2018
Age: 61
Independent Director
Committee Memberships:
•
Audit

•
Executive

•
Technology and Risk (Chair)
Other Public Boards:
•
Viavi Solutions (2016 to present)

•
International Rectifier (2008 to 2015)
•
Marvell Technology Group (2016 to 2020)

•
Newport Corporation (2010 to 2016)

OLEG KHAYKIN

Experience:
•
President, CEO and Director of Viavi Solutions Inc., a provider of network and service enablement solutions (since February 2016)

•
Senior Advisor at Silver Lake Partners (2015 to 2016)

•
President, CEO and Director of International Rectifier, a maker of power semiconductors, until its acquisition by Infineon AG in 2015 (2008 to 2015)

•
Executive VP and COO of Amkor Technology, Inc. (2003 to 2008)

•
VP of Strategy & Business Development at Conexant Systems, Inc. and Mindspeed Technologies, Inc. (1999 to 2003)

Value to Avnet’s Board:
•
Significant corporate leadership and management experience and extensive experience in the semiconductor industry. Experience with technology companies, and as a prior customer and supplier to the Company, brings valuable insights to the Board.

Top Skills:
• CEO Experience	• Risk Management
• International Business	• Marketing
• Finance/Capital Markets	• Operations/Logistics
• Technology/Digital	• Component Distribution

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2021
Age: 68
Independent Director
Committee Memberships:
•
Audit (Chair)

•
Executive

•
Technology and Risk
Other Public Boards:
•
Ultra Clean Holdings (2018 to present)

•
Ouster (2022 to present)
•
Teradyne (2022 to present)

•
Intersil Corporation (2015 to 2017)

ERNEST E. MADDOCK

Experience:
•
CFO and Senior VP of Micron Technology (2015 to 2018)

•
CFO of Riverbed Technology (2013 to 2015)

•
Served in various roles at Lam Research Corporation (1997 to 2013) and last as CFO (2008 to 2013).

Value to Avnet’s Board:
•
Breadth of global business experience, including risk management and operations, and experience in the semiconductor industry. As a former CFO for multiple public companies, Mr. Maddock has extensive experience in finance and accounting, particularly as it applies to public companies.

Top Skills:
• International Business	• Risk Management
• Finance/Capital Markets	• Operations/Logistics

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT
Director Since: 2014 Age: 64 Independent Director Committee Memberships: • Compensation and Leadership Development • Technology and Risk Other Public Boards: • Prologis (2020 to present)	AVID MODJTABAI

Experience:
•
Senior Executive VP and head of the Payments, Virtual Solutions and Innovation Group at Wells Fargo (NYSE: WFC) until March 2020, when she retired from Wells Fargo after 27 years.

•
Prior to that, she served in various leadership roles at Wells Fargo, including:

•
Group head for Wells Fargo Consumer Lending (2011 to 2016);

•
CIO and head of Technology and Operations Group (2008 to 2011);

•
CIO and head of technology (2007 to 2008); Director of Human Resources (2005 to 2007);

•
Executive VP, Head of the Internet Services Group (2001 to 2005);

•
Senior VP of Consumer Internet Services (1999 to 2001); and

•
Held leadership roles in the enterprise internet services group, consumer deposits, and corporate strategy (1993 to 2001).

Value to Avnet’s Board: • Extensive experience in operations and strategy development. The Board also benefits from her experience in the areas of financial services and change management.
Top Skills:
	• Finance/Capital Markets	• Technology/Digital
• Operations/Logistics

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT

Director Since: 2019
Age: 67
Independent Director
Committee Memberships:
•
Compensation and
Leadership Development
•
Corporate Governance
(Chair)
•
Executive

Other Boards:
•
ACI Worldwide (2015 to
present)
•
ASM International (2021 to
present)
•
Snap One Holdings (2021 to
2024)
•
Quantum (2017 to 2019)

ADALIO T. SANCHEZ

Experience:
•
President of S Group Advisory LLC, a management consulting firm providing advisory services on business strategy, technology, and operational excellence.

•
Interim CEO Quantum Corporation, a computer storage solutions company (2017 to 2018) and on the board of directors (2017 to 2019).

•
Senior VP of the Lenovo Group Limited, an international technology company (2014 to 2015).

•
Prior to that, he spent 32 years at IBM Corporation, a global technology and innovation company (1982 to 2014), where he served in various capacities including sixteen years in senior executive and global general management roles. During his tenure at IBM, Mr. Sanchez held key critical roles that are directly pertinent to Avnet’s business. These include head of global supply chain and distribution for IBM’s personal computer business, headed IBM’s semiconductor division, and was deeply involved in many facets of semiconductor components industry.

•
He also serves on the board of directors of ACI Worldwide Inc. (NASDAQ: ACIW), a software company serving the electronics payments market, since 2015 and has been board Chairman since 2022; and on the supervisory board of ASM International NV (NL: ASM), a Netherlands-based semiconductor wafer fabrication equipment company (2021 to date).

•
Mr. Sanchez previously served on the board of directors of Snap One Holdings Corp (NASDAQ: SNPO), a smart home technology solutions and distribution company (2021 to 2024).

Value to Avnet’s Board: • Significant experience in corporate leadership and management, international business, technology and innovation, and his extensive semiconductor expertise.
Top Skills:
• Component Distribution	• Technology/Digital
• Operations/Logistics	• Risk Management
• International Business

Proposal 1: Election of Directors
2026 ANNUAL
PROXY STATEMENT
These charts show the Director nominees average tenure and age, as of September 21, 2026:

2026 ANNUAL
PROXY STATEMENT
CORPORATE GOVERNANCE
The Board of Directors believes that good corporate governance practices provide an important framework that promotes long-term value, strength, and stability for shareholders. The Company’s governance highlights include:
CORPORATE GOVERNANCE GUIDELINES
The Corporate Governance Guidelines (the “Guidelines”) collect in one document many of the Company’s corporate governance practices and procedures. Among other things, the Guidelines address the duties of the Board of Directors, director qualifications and selection process, director compensation, Board operations, management succession, Board committee matters, and director orientation and continuing education. The Guidelines also provide for annual self-evaluations by the Board and its committees. The Board reviews the Guidelines on an annual basis. The Guidelines are available on the Company’s website at https://www.ir.avnet.com/corporate-governance/governance-documents.
As a general policy, as set forth in the Guidelines, the Board recommends the following limits on Director service on other boards of public companies: (1) Directors who are actively employed on a full-time basis may serve on up to two additional public boards; (2) an independent Chair of the Board, if not actively employed on a full-time basis, may serve on up to three additional public boards; and (3) Directors who are retired from active full-time employment may serve on up to four additional public boards.
DIRECTOR INDEPENDENCE
The Board of Directors believes that a substantial majority of its members should be independent directors. The Board has determined that nine out of the ten Director nominees are independent under the independence standards adopted by the Board (provided in Appendix A to the Guidelines), and under the independence requirements of the Nasdaq listing standards: Rodney C. Adkins, Brenda L. Freeman, Helmut Gassel, Virginia L. Henkels, Jo Ann Jenkins, Oleg Khaykin, Ernest E. Maddock, Avid Modjtabai, and Adalio T. Sanchez (collectively, the “Independent Directors”).

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BOARD DIVERSITY MATRIX
The matrix below provides certain demographic information regarding the Company’s Board of Directors as of September 21, 2026. The information is based on Directors’ self-identification and the definitions under Nasdaq Rule 5605(f).
Board Diversity Matrix (As of September 21, 2026)
Board Size:
Total Number of Directors	10
Gender Identity:	Female	Male
Directors	4	6
Demographic Background
African American or Black	2	1
Hispanic or Latinx	0	1
White	2*	4
LGBTQ+	1
One Director identifies as Middle Eastern.
BOARD LEADERSHIP STRUCTURE
Pursuant to the Guidelines, the Board has the flexibility to decide whether it is best for the Company at a given point in time for the roles of the Chief Executive Officer (“CEO”) and Chair of the Board (the “Chair”) to be separated or combined and, if separated, whether the Chair should be selected from the Independent Directors or be an employee of the Company. The Board believes that the Company and its shareholders are best served by maintaining this flexibility rather than mandating a particular leadership structure, and the Board has experience functioning effectively either way. The Board also believes its programs for overseeing risk would be effective under a variety of leadership frameworks and therefore do not materially affect how it structures its leadership. If the Chair is an employee of the Company, the Guidelines provide that the independent Directors will elect an active lead independent director.
Currently the roles are separated, with Mr. Adkins, an Independent Director, serving as the Chair and Mr. Gallagher serving as the CEO. The Board has concluded that the current leadership structure is appropriate because it allows Directors to provide independent, objective, and effective oversight of management. Under this structure, the independent Chair focuses on Board performance and facilitating information flow between the Board and CEO. The independent Chair works closely with the CEO and Chief Legal Officer to set Board meeting agendas and meeting schedules, and chairs executive sessions at Board meetings. In addition, the Board believes that Mr. Adkin’s global business experience in the technology industry, international markets, and supply chain management, as well as his strong public board experience with outside companies, enables him to provide effective leadership to the Board.

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EXECUTIVE SESSIONS
To promote free and open discussion and communication, Independent Directors meet in executive session at regularly scheduled Board meetings with neither non-Independent Directors nor management present.
DIRECTOR NOMINATIONS
The Corporate Governance Committee is responsible for identifying, screening, and recommending candidates for election to the Company’s Board of Directors. Pursuant to the Guidelines, the committee reviews a potential candidate’s business experience; education; skill set; personal character and judgment; and diversity in factors such as age, gender, race, nationality, and culture. In addition, the Committee’s charter provides that the committee will consider criteria including knowledge, experience, skills, expertise, and diversity to enhance the Board’s ability to oversee the Company’s affairs and business. Although the Corporate Governance Committee does not have a formal policy concerning diversity, the Company believes that valuing diversity makes good business sense. Consequently, the Corporate Governance Committee includes women and minority candidates in the pool from which it seeks future Directors. These factors, and others considered useful by the Board, are reviewed in the context of the Board’s needs at that time.
Directors must also possess the highest personal and professional ethics, integrity, and values, and be committed to representing the long-term interests of all shareholders. Board members are expected to diligently prepare for, attend, and participate in, all Board and applicable Committee meetings. Each Board member is expected to ensure that other existing and future commitments do not materially interfere with the member’s attendance at meetings and service as a Director.
The Corporate Governance Committee also reviews whether a potential candidate will meet the Board’s independence standards and any other Director or committee membership requirements imposed by law, regulation, or stock exchange rules.
Director candidates recommended by the Corporate Governance Committee are subject to full Board approval and subsequent annual election by the shareholders. The Board of Directors is also responsible for electing Directors to fill vacancies on the Board occurring between the shareholders’ annual meetings, due to retirement, resignation, expansion of the Board, or other events. The committee may retain a search firm to assist in identifying and evaluating candidates. When a search firm is used, the committee provides criteria for candidates, tailored to the needs of the Board at that time, and pays the firm a fee for these services.
Recommendations for Director candidates may also be received from Board members, management, and shareholders, and may be solicited from professional associations.
The Corporate Governance Committee considers recommendations of Director candidates received from shareholders on the same basis as recommendations received from other sources. The Board uses the director selection criteria discussed above to evaluate all recommended Director candidates. Shareholders who wish to suggest an individual for consideration for election to the Company’s Board of Directors may submit a written recommendation to the Corporate Governance Committee by sending it to: Corporate Secretary, Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284. Shareholder recommendations must contain the following information:
•
The shareholder’s name, address, number of shares of the Company’s Common Stock beneficially owned, and, if the shareholder is not a record shareholder, evidence of beneficial ownership;

•
A statement in support of the candidate’s recommendation;

•
The candidate’s detailed biographical information describing experience and qualifications, including current employment and a list of any other boards of directors on which the candidate serves;

•
A description of all agreements, arrangements, or understandings between the shareholder and the Director candidate;

•
The candidate’s consent to be contacted by a representative of the Corporate Governance Committee for interviews and his or her agreement to provide further information if needed;

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•
The candidate’s consent for a background check; and

•
The candidate’s consent to serve as a Director, if nominated and elected.

Shareholders may also nominate a candidate for election at an annual meeting of shareholders and may have the candidate included on the Company’s proxy card if additional requirements under the By-laws and Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) are met. Details regarding these nomination procedures and the required notice and information are set forth elsewhere in this Proxy Statement under the heading “Shareholder Proposals and Nominations.”
BOARD AND COMMITTEE EVALUATION
The Board recognizes that a thorough, constructive evaluation process enhances the Board’s effectiveness and is an important element of good corporate governance. The evaluations are conducted using a digital assessment tool and Director interviews. The evaluations assess both the Board and each standing committee. Interviews are structured and solicit feedback on a range of topics, including:
•
Board and committee structure, effectiveness, composition, leadership, culture, and skillsets;

•
meeting structure, dynamics, and materials;

•
execution of key responsibilities, including oversight of corporate strategy, finance, CEO and senior leadership succession, enterprise risk management and resiliency, technology, and cybersecurity;

•
interaction with management;

•
information and resources made available; and

•
for newer Directors, onboarding practices.

2026 Evaluation Process

Corporate Governance
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THE BOARD’S ROLE IN MANAGEMENT SUCCESSION
The Board of Directors is actively engaged in talent management, with support from the Corporate Governance Committee and the Compensation and Leadership Development Committee. The committees regularly review and discuss management succession plans to provide for continuity in and development of senior management, which includes emergency CEO succession, CEO succession in the ordinary course of business, and succession for other members of senior management. The Board receives updates on the succession plan from the Company’s CEO and chief human resources officer at least semi-annually.
THE BOARD’S ROLE IN RISK OVERSIGHT
The Board oversees the Company’s enterprise risk management and resiliency program, whereby management identifies the top individual risks they believe the Company faces with respect to its business, operations, strategy, and other factors, based on input from key business and functional leaders in the Company. Management evaluates the key risks, current mitigation activity, and potential new or enhanced mitigation activity to manage such risks. At least annually, management discusses the identified risks and risk mitigation efforts with the Board. The Board allocates responsibility to examine a particular risk in detail to the committee that is in the best position to review and assess the risk. For example, the Audit Committee oversees risks related to accounting/financial reporting; the Technology and Risk Committee oversees risks related to cybersecurity and ethics and compliance programs; and the Compensation and Leadership Development Committee oversees risks related to compensation programs.
RESILIENCY
The Company is committed to resiliency by creating sustainable operations and enabling technology solutions that improve lives. The Company strives to do the right thing and remain accountable to its key stakeholders by protecting the environment, embracing sustainability and inclusiveness, and ensuring good corporate governance.
The Company uses the Sustainability Accounting Standards Board (SASB) standards, the Global Reporting Initiative (GRI) standards, the Task Force on Climate-related Disclosures (TCFD) framework, and the United Nation’s Sustainable Development Goals to assist in forming the basis for its reporting in this area.
The Company’s annual Impact and Resiliency Reports and additional information about the Company’s strategy, initiatives, and goals in this area (including its commitment to human rights, philanthropy and community engagement, talent management, supply chain management, and data security and privacy, as well as progress on initiatives and goals) and relevant policies, are located at: https://www.avnet.com/wps/portal/us/about-avnet/ corporate-social-responsibility/. The content of the Impact and Resiliency Reports and the Company’s website are not incorporated by reference in this Proxy Statement or otherwise filed with the U.S. Securities and Exchange Commission (the “SEC”).
RESILIENCY GOVERNANCE AND BOARD OVERSIGHT
The Board of Directors oversees the Company’s resiliency strategies and initiatives and conducts a review annually. The Board further allocates oversight of certain resiliency-related issues to appropriate Board committees.
The Board’s Corporate Governance Committee provides primary oversight of the Company’s resiliency initiatives and reporting, and it receives management reports at least bi-annually. With guidance from the Board and the Corporate Governance Committee, the Avnet Leadership Team (“ALT”), which is made up of Avnet’s executive officers, provides resources to support the Company’s resiliency strategies and goals. The Resiliency Council, which is made up of Avnet executive leaders, meets quarterly and recommends resiliency strategies and policies to the ALT and oversees the implementation of approved initiatives. The Resiliency Working Team is made up of global representatives from different levels of management and generally meets monthly. It implements approved measures and integrates resiliency into the business strategy across the Company.

Corporate Governance
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PROXY STATEMENT
The Board’s Technology and Risk Committee provides oversight of the Company’s ethics and compliance program. Management reports on the program, including any allegations and related investigations, during quarterly committee meetings. The Corporate Ethics and Compliance Committee, which is made up of Avnet executive officers and leaders, provides oversight and guidance to the program at the corporate level. Regional Ethics and Compliance Committees provide oversight at regional levels. The Ethics and Compliance Office (“ECO”), led by the Vice President, Compliance and Operations, manages the day-to-day program with support from representations in each region.
The Board’s Technology and Risk Committee also provides oversight of the Company’s data security and privacy program. Management reports on the program and cybersecurity incidents during each quarterly committee meeting. The program is managed by the Chief Information Officer. Measures taken to protect and secure the Company’s systems and information include implementing and enhancing information security controls, such as enterprise- wide firewalls, intrusion detection, email security, disaster recovery, and vulnerability management, as well as cybersecurity training for employees to enhance awareness of general security best practices, financial fraud, and phishing.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No member of the Compensation and Leadership Development Committee is a present or former officer or employee of the Company. During fiscal year 2026, the Company’s CEO served on the compensation committee of another public company, Dycom Industries. However, no Dycom executive officer served on the Company’s compensation committee, and no compensation committee interlocks existed involving the Company.
CODE OF CONDUCT
The Company’s Code of Conduct applies to Directors, officers, and employees, including the CEO and all financial and accounting personnel. The Code of Conduct can be reviewed at https://www.ir.avnet.com/corporate-governance/governance-documents. Any future amendments to, or waivers for executive officers and Directors from certain provisions of, the Code of Conduct will be posted on the Company’s website.
POLICY AGAINST PLEDGING AND HEDGING ECONOMIC RISK OF OWNING THE COMPANY’S SECURITIES
The Company’s Insider Trading Policy expressly prohibits Directors, executive officers, and other employees determined to be “Insiders” (including their family members, persons living in their household, and entities over which they exercise control) from entering into any financial transactions that are designed to hedge or offset any decrease in market value of the Company’s equity securities, including hedging or monetization transactions. Exceptions to the anti-hedging policy are not permitted. The policy similarly prohibits Insiders from holding the Company’s securities in a margin account and pledging the Company’s securities as collateral for loans without advance approval. The policy applies to all Company’s securities, including options and any other derivative securities, as well as securities granted by the Company as compensation. There were no exceptions approved during the last fiscal year.
The Company has focused its anti-hedging and anti-pledging policy primarily on Directors and executive officers because, as stewards and leaders of the Company, their interests should remain aligned with shareholder interests. The Company believes that Directors and executive officers should bear the same economic risks associated with holding the Company’s securities as do its shareholders and believes its policy helps to ensure this alignment.
REPORTING ETHICAL CONCERNS
The Audit Committee of the Board of Directors has established procedures for employees, shareholders, vendors, and others to communicate concerns about the Company’s ethical conduct or business practices, including accounting, internal controls, or financial reporting issues. Matters may be reported in the following ways:

Corporate Governance
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PROXY STATEMENT
Employees of the Company are encouraged to contact their manager, a Human Resources representative, or a Code of Conduct Advisor to discuss matters of concern.
All persons, including employees, may contact:
•
The Legal Department by mail at 2150 E. Warner Rd., Tempe, AZ 85284; or

•
The Ethics Alertline at 1-800-861-2899 (within the United States and Canada) or via the Internet at avnet.alertline.com. Reports via the Ethics Alertline will be treated with appropriate confidentially and may be made on an anonymous basis where permitted by law.

STOCK OWNERSHIP GUIDELINES
The Board has adopted the following stock ownership guidelines for both the Directors and executive officers.
Directors should own, within five years of joining the Board, shares of the Company’s stock worth at least five times the Director’s annual cash retainer. Directors may not sell any Company stock until they meet the stock ownership target. Shares that are awarded to Directors as part of director compensation, as well as phantom stock units acquired by Directors under a deferred compensation plan, count towards the guideline. The Board will evaluate whether exceptions should be made in the case of any Director who, due to his or her unique financial circumstances, would incur a hardship by complying with this requirement. Each Director nominee is following these guidelines.
Executive officers should own shares of the Company’s Common Stock with a market value equal to a multiple of their base salary:
•
5x for the CEO;

•
3x for all executives reporting to the CEO; and

Restricted stock units, vested performance share units, and shares acquired from the exercise of stock options count towards the guideline. Until the ownership level is met, executive officers must hold at least 50% of any net shares he or she receives upon the exercise of options or upon the delivery of any restricted stock units or performance share unit awards. As of June 27, 2026, executive officers subject to these guidelines were complying.
THE COMPANY’S WEBSITE
In addition to the information about the Company and its subsidiaries contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.avnet.com, including information about the Company’s management team, products and services, and its corporate governance practices. The corporate governance information on the Company’s website, located at www.ir.avnet.com/ corporate-governance, includes the Guidelines, the Code of Conduct, the charters for each of the standing committees of the Board of Directors, and how a shareholder and other interested parties can communicate with the Board of Directors. In addition, amendments to the Code of Conduct and waivers granted to the Company’s Directors and executive officers under the Code of Conduct, if any, will be posted in this area of the website. Printed versions of the Guidelines, the Code of Conduct and the charters for the Board committees can be obtained, free of charge, by writing to the Company, Attention: Corporate Secretary, Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284.
In addition, the Company’s filings with the SEC under the Exchange Act or the Securities Act of 1933, as amended, are available on the Company’s website located at www.ir.avnet.com/financial-information/sec-filings as soon as reasonably practicable after the report or form is electronically filed with, or furnished to, the SEC. Such filings include Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements, registration statements, and Section 16 filings made by the Company’s executive officers and Directors with respect to the Company’s securities.
Further, information about the Company’s resiliency programs, policies and reports can be found on its website.

Corporate Governance
2026 ANNUAL
PROXY STATEMENT
This information about the Company’s website and its content, together with other references to the website made in this Proxy Statement, is for information only. The content of the Company’s website is not incorporated by reference in this Proxy Statement or otherwise filed with the SEC.
DIRECTOR COMMUNICATIONS
Shareholders and other interested parties may contact the Company’s Board of Directors by writing to the Board of Directors, Attention: Corporate Secretary, Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284. They may also submit an email to the Board by filling out the email form on the Company’s website at www.ir.avnet.com/corporate-governance/contact-the-board.
Communications received are distributed to the Board, or to any individual Director or group of Directors as appropriate, depending on the facts and circumstances outlined in the communication. The Board of Directors has requested that items that are unrelated to the duties and responsibilities of the Board be excluded, including spam, junk mail and mass mailings, product and services inquiries, product and services complaints, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. Any product and services inquiries or complaints will be forwarded to the proper department for handling. In addition, material that is unduly hostile, threatening, illegal, or similarly unsuitable will be excluded. Any such communication will be made available to any non-employee Director upon request.

2026 ANNUAL
PROXY STATEMENT
The Board of Directors and its Committees
The Board of Directors held four regular quarterly meetings during the fiscal year ended June 27, 2026 (“fiscal 2026”). During each of these regular quarterly meetings, the Independent Directors met separately in executive session, presided over by the Chair of the Board.
During fiscal 2026, each Director standing for reelection attended at least 83% of Board and assigned committee meetings.
Directors are expected to attend the annual meeting of shareholders unless unusual circumstances prevent such attendance. Board and committee meetings are scheduled in conjunction with the annual meeting of shareholders. All Directors attended the 2025 Annual Meeting of Shareholders held on November 21, 2025.
The Board currently has, and appoints the members of, a standing Audit Committee, Compensation and Leadership Development Committee, Corporate Governance Committee, and Technology and Risk Committee. Each of these committees is comprised solely of non-employee Directors, reports regularly to the full Board. Each committee operates under a written charter that outlines the committee’s purpose, member qualifications, authority, and responsibilities. Each committee reviews its charter and evaluates its performance annually. The charters are available at https://www.ir.avnet.com/corporate-governance/governance- documents.
In addition, the Board has established the Executive Committee to exercise certain powers and authority of the Board between Board meetings. The Board appoints the members of the Executive Committee, which consist of the Chair of the Board and the Chairs of each committee.
The members of the committees as of the date of this Proxy Statement are identified in the following table and committee summaries.
Committees
	A	C	CG	TR	E	Independent
Rodney C. Adkins (Board Chair)			•		Chair
Brenda L. Freeman		•	•
Helmut Gassel	•			•
Virginia L. Henkels	•		•
Jo Ann Jenkins		Chair		•	•
Oleg Khaykin	•			Chair	•
Ernest E. Maddock	Chair			•	•
Avid Modjtabai		•		•
Adalio T. Sanchez		•	Chair		•
A: Audit Committee    C: Compensation and Leadership Development Committee    CG: Corporate Governance Committee
E: Executive Committee    TR: Technology and Risk Committee
• Member

The Board of Directors and its Committees
2026 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE
AUDIT COMMITTEE

Current Members:
Ernest E. Maddock (Chair)
Helmut Gassel
Virginia L. Henkels
Oleg Khaykin
Meetings in fiscal 2026: 8
Audit Committee Financial Experts:
Ernest E. Maddock (Chair)
Virginia L. Henkels
Oleg Khaykin

Responsibilities
The Audit Committee is charged with:
•
Assisting and representing the Board in fulfilling its oversight responsibilities with respect to:

•
The integrity of the Company’s financial statements;

•
The independence, qualifications, and performance of the Company’s independent external auditors;

•
The performance of the Company’s internal audit function;

•
Legal and regulatory compliance; and

•
Reviewing and approving borrowings up to $500 million.

•
Appointing, compensating, retaining and overseeing the independent registered public accounting firm.

•
Reviewing and approving transactions with any related person in which the Company is a participant and involves an amount equal to or exceeding $120,000 per year.

Please see the Audit Committee Report set forth elsewhere in this Proxy Statement for more information about the Audit Committee and its operations.

All Audit Committee members are independent under Nasdaq listing standards and the Board’s independence standards. They also meet the SEC’s additional independence requirements for audit committee members. The Board has further determined that the following three members of the committee qualify as “audit committee financial experts” as defined by the SEC and meet the audit committee financial sophistication requirement of Nasdaq: Ms. Henkels, Mr. Khaykin and Mr. Maddock.

The Board of Directors and its Committees
2026 ANNUAL
PROXY STATEMENT
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE
Current Members: Jo Ann Jenkins (Chair) Brenda L. Freeman Avid Modjtabai Adalio T. Sanchez Meetings in fiscal 2026: 4
Responsibilities
The Compensation and Leadership Development Committee is charged with:
•
Overseeing the Company’s overall compensation structure, policies, and programs.

•
Assisting the Board in fulfilling its responsibilities with respect to administering the Company’s long-term incentive plan.

•
Reviewing and approving compensation arrangements with executive officers.

•
Evaluating CEO performance and recommending CEO compensation to the Board.

•
Overseeing the Company’s policies and programs relating to talent, leadership, and culture.

•
Overseeing Director compensation and recommending any changes to Director compensation to the Board.

The Compensation and Leadership Development Committee’s objective is to establish and oversee a total compensation program that fairly and competitively rewards long-term performance and enhances shareholder value.

The Compensation and Leadership Development Committee has the authority to retain an independent executive compensation consultant to assist in evaluating compensation for the Company’s executive officers and Directors, and to help ensure that the committee’s actions are objective and appropriate. The committee has the sole authority to retain, at the Company’s expense, and terminate any such consultant, including the sole authority to approve such consultant’s fees and other terms of engagement. The committee retained Meridian Compensation Partners, LLC (“Meridian”) as the committee’s independent compensation consultant for fiscal 2026. The committee assessed the independence of Meridian pursuant to the SEC and Nasdaq rules and concluded that no conflict of interest existed that prevented, or will prevent, Meridian from being an independent consultant to the committee.
All committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards, and meet Nasdaq’s additional independence requirements for compensation committee members.

The Board of Directors and its Committees
2026 ANNUAL
PROXY STATEMENT
CORPORATE GOVERNANCE COMMITTEE
CORPORATE GOVERNANCE COMMITTEE
Current Members: Adalio T. Sanchez (Chair) Rodney C. Adkins Brenda L. Freeman Virginia L. Henkels Meetings in fiscal 2026: 4
Responsibilities
The Corporate Governance Committee is charged with:
•
Identifying, screening, and recommending appropriate candidates to serve as directors.

•
Reviewing the Company’s succession plans, including CEO succession.

•
Overseeing the process for evaluating the Board, its committees, and management.

•
Making recommendations with respect to corporate governance issues affecting the Board and the Company.

•
Overseeing director orientation and continuing education programs.

•
Overseeing the Company’s programs and initiatives related to sustainability.

Please see “Corporate Governance — Director Nominations” for additional information on the Corporate Governance Committee.

All Corporate Governance Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.
TECHNOLOGY AND RISK COMMITTEE
TECHNOLOGY AND RISK COMMITTEE
Current Members: Oleg Khaykin (Chair) Helmut Gassel Jo Ann Jenkins Ernest E. Maddock Avid Modjtabai Meetings in fiscal 2026: 2
Responsibilities
The Technology and Risk Committee is charged with:
•
Overseeing the Company’s enterprise risk management and resiliency program.

•
Overseeing significant risk exposures, including risks related to the Company’s operations, trade compliance, and ethics program.

•
Overseeing the Company’s technology and information security, including use of artificial intelligence.

All Technology and Risk Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.

The Board of Directors and its Committees
2026 ANNUAL
PROXY STATEMENT
EXECUTIVE COMMITTEE
EXECUTIVE COMMITTEE
Members: Rodney C. Adkins (Chair) Jo Ann Jenkins Oleg Khaykin Ernest E. Maddock Adalio T. Sanchez Meetings in fiscal 2026: 0
Responsibilities
The Board established the Executive Committee to exercise the powers and authority of the Board during the intervals between Board meetings when the Chair of the Board determines that convening a special Board meeting is not warranted. The Executive Committee may exercise the powers and authority of the Board except those not permitted by law or the Company’s Bylaws, or as specifically limited by the Board.
Therefore, the Executive Committee does not have the authority to:
•
Submit to shareholders any action that requires shareholders’ approval;

•
Fill vacancies in the Board or any committee;

•
Fix compensation for Directors serving on the Board or any committee;

•
Amend or repeal the By-Laws or adopt new bylaws; or

•
Amend or repeal any Board resolutions which, by its terms, are not amendable or repealable.

All Executive Committee members meet the independence requirements of Nasdaq listing standards and the Board’s independence standards.

2026 ANNUAL
PROXY STATEMENT
DIRECTOR COMPENSATION
The single employee Director did not receive any special or additional remuneration for service on the Board. Upon the recommendations of the Compensation and Leadership Development Committee and approvals of the Board of Directors, non-employee Directors received compensation for their services on the Board for fiscal 2026 as set out below. The cash retainers are paid in equal quarterly installments and the equity is generally delivered in early January, unless the Director elects to defer under the Avnet Deferred Compensation Plan for Outside Directors, which is described under the caption “Deferred Compensation Plan” below.
The chart below lists the Director compensation components that became effective on January 1, 2026.
Annual Compensation Components:
Cash Retainer	$110,000
Equity	$200,000
Total for FY26:	$310,000
% of Cash/Equity	35/65
Additional Annual Amounts:
Independent Chair Retainer	$185,000
Audit Committee Chair Retainer	$30,000
Audit Committee Member Retainer	$15,000
Compensation and Leadership Development Committee Chair Retainer	$25,000
Corporate Governance Committee Chair Retainer	$20,000
Technology and Risk Committee Chair Retainer	$20,000

Director Compensation
2026 ANNUAL
PROXY STATEMENT
The following table shows the total dollar value of all fees earned by all non-employee Directors in fiscal 2026 and the grant date fair value of stock awards to non-employee Directors made in fiscal 2026.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Total ($)
Rodney C. Adkins	290,000	200,000	490,000
Brenda L. Freeman	105,000	200,000	305,000
Helmut Gassel	116,250	200,000	316,250
Virginia L. Henkels	116,250	200,000	316,250
Jo Ann Jenkins	127,500	200,000	327,500
Oleg Khaykin	133,750	200,000	333,750
Ernest E. Maddock	132,500	200,000	332,500
Avid Modjtabai	105,000	200,000	305,000
Adalio T. Sanchez	122,500	200,000	322,500
PROCESS FOR REVIEWING NON-EMPLOYEE DIRECTOR COMPENSATION
The Board’s practice is to review the Company’s non-employee Director compensation program periodically based on recommendations from the Compensation and Leadership Development Committee, and any changes are generally made effective as of January 1 of the following calendar year. The committee typically performs a comprehensive benchmarking review of the program every two years, including each element of the program and the compensation in total.
In August 2025, the committee reviewed the results of a benchmarking study of non-employee Director compensation conducted by Meridian, the independent compensation consultant. The study analyzed market practices among the same peer group used by the committee to benchmark executive compensation. Based on this review, the committee recommended to the Board changes to non-employee Director compensation, which the Board approved effective January 2026, as noted in the above table.
DEFERRED COMPENSATION PLAN
Under the Avnet Deferred Compensation Plan for Outside Directors, a non-employee Director may elect to defer all or a portion of annual equity compensation and receive phantom stock units instead. Each phantom stock unit is the equivalent of one share of Common Stock and is settled in Common Stock on a one-for-one basis with fractional shares payable in cash. Phantom stock units will be settled when the Director no longer serves on the Board or upon a change of control of the Company, as provided under the plan.
The number of phantom stock units is determined by dividing the grant date fair value of the annual equity compensation by the average price of the Common Stock on the first business day in January and then multiplying by the percentage of the equity compensation deferred.
In addition, a non-employee Director may elect to defer all or a portion of cash compensation, either as cash or phantom stock units. Cash compensation deferred as cash is credited to a cash account established under the plan for the Director at the beginning of each quarter and earns monthly interest at the interest rate on U.S. Treasury 10-year notes on the first day of the month. During fiscal 2026, there were no “above market” earnings. The cash account is payable to the Director when the Director no longer serves on the Board or upon a change of control of the Company.
Except in connection with a change of control, the settlement of phantom stock units with Common Stock and payment of the cash account in cash will be made in ten annual installments, unless the Director elects to receive in a single lump sum or less than ten annual installments. In connection with a change of control, the settlement and payment will be made in a single lump sum. If a Director dies, any remaining payments shall be made to the Director’s designated beneficiary.

Director Compensation
2026 ANNUAL
PROXY STATEMENT
D&O INSURANCE
As permitted by Section 726 of the Business Corporation Law of New York, the Company has in force directors’ and officers’ liability insurance and corporate reimbursement insurance. The policy insures the Company against losses from claims against its Directors and officers when they are entitled to indemnification by the Company, and insures the Company’s Directors and officers against certain losses from claims against them in their official capacities. All duly elected Directors and officers of the Company and its subsidiaries are covered under this insurance. The primary insurer is Swiss Re Insurance Company. Excess insurers include Great American Insurance Company, XL Specialty Insurance Company, Zurich American Insurance Company, Old Republic Insurance Company, AmTrust Insurance, Ascot Insurance Company, Allianz Insurance Company, CAN Insurance Company,and Lloyd’s of London. The coverage was renewed effective August 1, 2026, for a one-year term. The total premium paid for both primary and excess insurance was $787,707. No claims were made or sums paid out under such insurance policies during fiscal 2026.

2026 ANNUAL
PROXY STATEMENT
EXECUTIVE OFFICERS OF THE COMPANY
Below are the names, ages, and titles of the Company’s current executive officers as of September 21, 2026, as well as a summary of their backgrounds and business experience, except that Mr. Gallagher’s biography is listed earlier under Proposal 1: Election of Directors — Nominees.
Executive officers are generally appointed each year by the Board at a meeting following the annual meeting of shareholders.
Name	Age	Office
Philip R. Gallagher	65	Chief Executive Officer and President, Electronic Components
Kenneth A. Jacobson	48	Senior Vice President and Chief Financial Officer
Ken E. Arnold	62	Senior Vice President and Chief People Officer
Michael R. McCoy	50	Senior Vice President, General Counsel and Chief Legal Officer
Leng Jin (Max) Chan	54	Senior Vice President and Chief Information Officer
Dave Youngblood	52	Senior Vice President and Chief Digital Officer
KENNETH A. JACOBSON
Kenneth A. Jacobson has served as Chief Financial Officer since September 6, 2022. Prior to that he had served as the Corporate Controller since 2013 and Principal Accounting Officer since 2018. From August 2017 to January 2018, Mr. Jacobson served as the Interim Chief Financial Officer. Prior to joining the Company, Mr. Jacobson served as the Director of External Reporting and Accounting Research for First Solar Inc. from 2011 to 2013, where he led external reporting and provided accounting support for acquisitions and sales of solar power projects. Mr. Jacobson began his career in public accounting with PricewaterhouseCoopers (PwC) for ten years, where he worked with a variety of clients across various industries.
KEN E. ARNOLD
Ken E. Arnold has served as Senior Vice President and Chief People Officer since February 2019. He also oversees the company’s corporate marketing and communications function. He previously served in various human resource leadership roles with the Company, including as Vice President, Human Resources from 2009 to February 2019 and Director, Human Resources — Talent Acquisition and HR Services from 2007 to 2009.
MICHAEL R. MCCOY
Michael R. McCoy has served as Senior Vice President, General Counsel and Chief Legal Officer since April 2020. He joined the Company in 2010 and previously served as General Counsel, International from May 2019 to April 2020; Vice President, Assistant General Counsel, EMEA General Counsel from 2017 to 2019; and Secretary from 2013 to 2017. Prior to joining the Company, Mr. McCoy worked at two international law firms and at the U.S. Securities and Exchange Commission’s Division of Corporation Finance.

Executive Officers of the Company
2026 ANNUAL
PROXY STATEMENT
LENG JIN (MAX) CHAN
Max Chan has served as the Chief Information Officer since 2019 and as Senior Vice President since 2021. Since joining the Company in 2013, he has served in various roles including Vice President, Information Technology Global Supply Chain from 2016 to 2019 and Vice President of Information for Avnet Technology Solutions (a former business unit of the Company) in Asia from 2013 to 2016. Prior to joining the Company, Mr. Chan held several Information Technology leadership roles, including Chief Information Officer, Asia at VF Corporation (NYSE: VFC) from 2008 to 2010 and Vice President, IT Global Supply Chain, Building Efficiency at Johnson Controls International (NYSE: JCI) from 2001 to 2008 and 2010 to 2012.
DAVE YOUNGBLOOD

Dave Youngblood has served as Senior Vice President and Chief Digital Officer since October 2024. He joined Avnet with more than 25 years of digital and other related experience in the electronics industry. Mr. Youngblood previously served as Head of Digital Customer Experience at Analog Devices and held prominent positions with Murata and Texas Instruments.

2026 ANNUAL
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
This table describes the beneficial ownership of the Company’s Common Stock for persons that, to the Company’s knowledge, beneficially own more than 5% of the Company’s Common Stock (5% Holders), as well as Directors, Director nominees, and Named Executive Officers (NEOs).
The information for each 5% Holder is taken from its most recent Schedule 13D or 13G filed with the SEC prior to September 2, 2026. The information for Directors, Director Nominees, and NEOs is as of September 2, 2026.
There were 82,209,192 shares of Common Stock outstanding (net of treasury shares) as of September 2, 2026. Common Stock includes vested and delivered shares, as well as shares earned but not yet vested or delivered.
Except where specifically noted, all shares listed are directly held with sole voting and dispositive power.
Name of Beneficial Owner	Common Stock	Stock Options Exercisable Within 60 Days	Total Common Stock Beneficially Owned	Percent of Common Stock
5% Holders
BlackRock, Inc.(1) 50 Hudson Yards New York, NY 10001	8,259,622		8,259,622	9.5%
Dimensional Fund Advisors LP(2) 6300 Bee Cave Road, Bldg One Austin, TX 78746	6,253,930		6,253,930	6.9%
Vanguard Portfolio Management(3) 100 Vanguard Blvd. Malvern, PA 19355	6,377,293		6,377,293	7.8%
Directors, Director Nominees, and NEOs
Rodney C. Adkins, Director and Nominee	45,978(4)	0	45,978	*
Brenda L. Freeman, Director and Nominee	36,193(5)	0	36,193	*
Helmut Gassel, Director and Nominee	8,953(6)	0	8,953	*
Virginia L. Henkels, Director and Nominee	8,953(7)	0	8,953	*
Jo Ann Jenkins, Director and Nominee	33,156	0	33,156	*
Oleg Khaykin, Director and Nominee	66,495(8)	0	66,495	*
Ernest E. Maddock, Director and Nominee	21,555(9)	0	21,555	*
Avid Modjtabai, Director and Nominee	45,777	0	45,777	*
Adalio T. Sanchez, Director and Nominee	28,098	0	28,098	*
Philip R. Gallagher, Chief Executive Officer and Director	516,780(10)	344,300	861,080	*
Kenneth A. Jacobson, SVP, Chief Financial Officer	117,489(11)	0	117,489	*
Ken E. Arnold, SVP, Chief People Officer	85,923(12)	84,996	170,919	*
Leng Jin (Max) Chan, SVP, Chief Information Officer	56,790(13)	0	56,790	*
Michael R. McCoy, SVP, General Counsel	102,431(14)	0	102,431	*
Dave Youngblood, SVP, Chief Digital Officer	13,725(15)	0	13,725	*
All Directors and NEOs as a group (15 people)	1,188,296	429,296	1,617,592	2.0%

*
Less than 1%.

Security Ownership of Certain Beneficial Owners and Management
2026 ANNUAL
PROXY STATEMENT
(1)
Based solely on information provided in Amendment No. 5 to a Schedule 13G filed with the SEC on April 17, 2025 by BlackRock, Inc., which reports sole voting power over 7,915,120 shares and sole dispositive power over 8,259,622 shares.

(2)
Based solely on information provided in Amendment No. 1 to a Schedule 13G filed with the SEC on February 9, 2024 by Dimensional Fund Advisors LP, which reports sole voting power over 6,185,658 shares and sole dispositive power over 6,253,930 shares.

(3)
Based solely on information provided in Schedule 13G filed with the SEC on April 28, 2026, by Vanguard Portfolio Management, which reports sole voting power with respect to 0 shares, shared voting power over 65,240 shares, sole dispositive power over 10,794,061 shares, and shared dispositive power over 169,734 shares.

(4)
Mr. Adkins’ ownership includes 5,414 phantom stock units.

(5)
Ms. Freeman’s ownership consists solely of phantom stock units.

(6)
Mr. Gassel’s ownership includes 7,688 phantom stock units.

(7)
Ms. Henkel’s ownership includes 7,688 phantom stock units.

(8)
Mr. Khaykin’s ownership includes 57,495 phantom stock units.

(9)
Mr. Maddock’s ownership includes 16,290 phantom stock units.

(10)
Mr. Gallagher’s information includes 209,531 Common Stock shares owned by the Gallagher Family Trust and 214,262 Common Stock shares earned but not yet vested.

(11)
Mr. Jacobson’s ownership includes 56,845 Common Stock shares owned by the K&A Jacobson 2014 Rev Trust, and 54,256 Common Stock shares earned but not yet vested.

(12)
Mr. Arnold’s ownership includes 37,844 Common Stock shares earned but not yet vested.

(13)
Mr. Chan’s ownership includes 24,877 Common Stock shares earned but not yet vested.

(14)
Mr. McCoy’s ownership includes 40,127 Common Stock shares earned but not yet vested.

(15)
Mr. Youngblood’s ownership includes 12,738 Common Stock shares earned but not yet vested.

2026 ANNUAL
PROXY STATEMENT
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act (“Section 16(a)”) requires that the Company’s Directors and executive officers and holders of more than 10% of the Company’s equity securities file with the SEC, within specified due dates, initial reports of beneficial ownership of the Company’s equity securities on Form 3; reports of changes in ownership of the Company’s equity securities on Form 4; and annual reports of changes in ownership of the Company’s equity securities on Form 5. As a matter of practice, the Company’s administrative staff assists Directors and executive officers with these reporting requirements. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner.
Based solely on a review of the copies of the fiscal year 2026 Section 16(a) reports in the Company’s possession and on written representations from the Company’s Directors and executive officers that no other reports were required during the year ended June 27, 2026, the Company believes that during the fiscal year ended June 27, 2026, all Section 16(a) filings were timely filed.
RELATED PERSON TRANSACTIONS
The SEC rules generally define a related person transaction as any transaction, arrangement or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is, or will be a party to and in which a Director, executive officer, or their immediate family members, has a material direct or indirect interest.
The Company has a variety of policies and procedures for identifying and reviewing related person transactions. The Company’s Code of Conduct and the Conflicts of Interest Policy generally prohibit and require the disclosure of any potential conflict of interest, including when the person will have a direct or indirect financial interest in a business with which the Company may have dealings. Exceptions to the policy’s prohibition must be pre-approved in writing.
As part of the process for its quarterly reporting obligations pursuant to Section 13(a) or 15(d) of the Exchange Act, the Company’s disclosure committee reviews whether there are any related person transactions that should be disclosed in the Company’s SEC filings. In addition, executive officers and Directors each complete a Director and Officers’ Questionnaire annually and Director nominees complete a New Director Questionnaire before election, which requests information regarding related person transactions. The Audit Committee reviews and approves or recommends to the Board to approve, as appropriate, certain related party transactions.
The Company’s Corporate Governance Guidelines also specify the standards for independence of Directors.

2026 ANNUAL
PROXY STATEMENT
PROPOSAL 2: ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the advisory vote on the compensation of the Named Executive Officers as disclosed in this Proxy Statement.
Description of Proposal
As part of the Company’s commitment to high standards of governance and as required by Section 14A of the Exchange Act, the Board of Directors requests that the shareholders approve, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”) as disclosed in this Proxy Statement. This proposal, commonly known as a “say on pay” proposal, gives shareholders the opportunity to express their views on the compensation of the NEOs. It is not intended to address any specific item of compensation, but rather overall NEO compensation and the philosophy, policies, and practices described in this Proxy Statement.
Shareholders are urged to read the “Compensation Discussion and Analysis” along with the compensation tables and narrative discussion that follows, which discuss how the compensation program is implemented with respect to the NEOs.
The Board believes that the NEO’s compensation as described in this Proxy Statement was appropriate and recommends a vote “FOR” the following resolution:
RESOLVED, that the Company’s shareholders hereby approve, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Proxy Statement for the 2026 Annual Meeting of Shareholders, pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion.
Although the vote is non-binding, the Compensation and Leadership Development Committee and the Board value shareholder opinions. If a significant number of votes are cast against the disclosed NEO compensation, the Board and Compensation and Leadership Development Committee will consider the shareholders’ concerns, evaluate what actions are necessary to address those concerns, and take such concerns into account in future determinations concerning the executive compensation program.
The Company currently conducts an annual advisory vote on NEO compensation and expects to conduct the next advisory vote at the 2027 Annual Meeting of Shareholders.
Vote Required for Approval
For approval, this proposal must receive affirmative votes from a simple majority of shareholder votes cast at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will not have discretionary authority to vote such Common Stock on this proposal. Therefore, a shareholder who does not vote at the Annual Meeting (whether due to abstention or a broker non-vote) will not affect the outcome of the vote but will reduce the number of affirmative votes required to achieve a majority for this matter by reducing the total number of shares from which the majority is calculated.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the approval of the compensation of the Named Executive Officers as disclosed in this Proxy Statement.

2026 ANNUAL
PROXY STATEMENT
COMPENSATION DISCUSSION AND ANALYSIS
EXECUTIVE SUMMARY
The Company designs its compensation programs and practices around a pay-for-performance philosophy geared toward the achievement of short- and long-term goals. Senior executives are encouraged to think and behave like owners of the business and to consider the impact of their decisions and performance on the aggregate success of the Company as reflected in its total shareholder return (“TSR”). This section explains how the Compensation and Leadership Development Committee (“Compensation Committee” or “Committee”) made its compensation decisions for fiscal 2026 for the named executive officers (“NEOs”). The compensation awarded to the NEOs for fiscal 2026 is set forth in the Summary Compensation Table in this Proxy Statement.
Named Executive Officers (NEOs)
The NEOs for fiscal 2026 are listed below. The titles represent their current position with the Company. Please see “Executive Officers of the Company” for additional information on current officers’ roles.

NEOs	Position
Philip R. Gallagher	Chief Executive Officer (“CEO”) and President, Electronic Components
Kenneth A. Jacobson	Senior Vice President, Chief Financial Officer (“CFO”)
Ken E. Arnold	Senior Vice President, Chief People Officer
Leng Jin (Max) Chan	Senior Vice President, Chief Information Officer
Michael R. McCoy	Senior Vice President, General Counsel and Chief Legal Officer

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
Business Performance
The Company’s performance, including some of the financial performance metrics utilized in the Company’s incentive plans payable for fiscal 2026, is detailed in the table below.
	Fiscal 2025	Fiscal 2026	% Change
	$ in millions, except per share data
Sales	$22,200.8	$27,632.7	24.47%
Gross profit dollars	$2,385.0	$2,881.9	20.84%
Operating income	$514.3	$724.8	40.94%
Adjusted operating income	$624.0	$860.9	37.96%
Operating income margin	2.32%	2.62%	30 bps
Adjusted operating income margin	2.81%	3.12%	31 bps
Diluted earnings per share	$2.75	$4.01	45.87%
Adjusted diluted earnings per share	$3.44	$5.67	65.08%
Net working capital days	103.17	81.25	-21.25%
Return on Working Capital	9.97%	13.56%	359 bps
In addition to presenting financial results that are determined in accordance with generally accepted accounting principles in the United States (“GAAP”), the Company also discloses certain non-GAAP financial information, including adjusted operating income, adjusted operating income margin, adjusted income from operations, and adjusted diluted earnings per share from operations to exclude certain items in the table above. The Company believes that these metrics, adjusted for the impact of certain items, are useful measures to help shareholders better assess and understand the Company’s performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results. See Appendix A to this Proxy Statement for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. Non-GAAP measures should be viewed in addition to, and not as an alternative for, financial results prepared in accordance with GAAP.
For more details on the Company’s performance, please see the Company’s Annual Report on Form 10-K for the fiscal year ending June 27, 2026, including the Management’s Discussion and Analysis of Financial Condition and Results of Operations.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
Summary of Incentive Compensation Design and Payouts for Fiscal 2026
Annual Cash Incentive Design and Payout:   The annual cash incentive plan for fiscal 2026 consisted of two components — financial performance metrics and non-financial performance metrics, weighted 80% and 20%, respectively. The financial performance metrics had four performance goals: (1) adjusted operating income dollars (OI$), weighted 40%; (2) adjusted return on working capital (ROWC), weighted 40%; (3) relative market share, weighted 10% and (4) relative adjusted operating income growth, weighted 10%. The relative metrics measure the Company’s ability to increase its market share and adjusted operating income growth against its main competitor in its Core business. The non-financial performance metric was comprised of goals related to talent management, leadership development and employee engagement. Each NEO’s achievement was determined on an individualized basis, which provided the opportunity to recognize each NEO’s individual contributions to their goals. The payout for the fiscal 2026 annual cash incentive awards was 140.98% of target for the CEO and for other NEOs.
Long-Term Incentive Design and Earnouts:   The long-term equity incentive plan for fiscal 2026 consisted of 50% performance share units (“PSUs”) and 50% time-based restricted stock units (“RSUs”). The PSUs were divided equally into three tranches, each with a different one-fiscal year performance period, which collectively vest at the end of the third fiscal year. The performance metrics for the PSUs had two performance goals 1) Adjusted Earnings Per Share Year over Year Growth , and 2) Adjusted Return on Invested Capital with a relative total shareholder return (“rTSR”) as a modifier. The PSUs earned in fiscal 2026 was 86.03% for the third and final tranche of the fiscal 2024 to 2026 plan, 86.03% for the second tranche of fiscal 2025 to 2027 plan and 161.73% for the first tranche of the fiscal 2026 to 2028 plan, the details of which are provided in the Long-Term Incentive section.
Philosophy and Objectives
The Committee’s objective is to approve and oversee a compensation program that supports the Company’s business objectives and aligns executives’ interests with shareholders’ interests by rewarding short- and long-term performance that enhances shareholder value. The Company’s short-term incentive program employs multiple performance measures to ensure focus is on the entire business. The long-term incentive program included awards that vest over several different and overlapping periods to help ensure that performance during any one period was not maximized to the detriment of other periods. Equity awards vest over periods ranging from three to four years depending on the award type.
2025 Advisory Vote on Executive Compensation
At the Company’s annual shareholder meeting on November 21, 2025, the Company submitted its executive compensation program to an advisory vote of its shareholders (also known as the “say on pay vote”). This advisory vote received support from approximately 92.5% of the total votes cast at the annual meeting.
Shareholder Outreach Efforts
The Company carefully considers feedback received from its shareholders, including the say on pay vote, in its decision making regarding governance practices and executive compensation. As has been its practice for several years, in fiscal 2026, the Company contacted its largest registered shareholders to seek their feedback on the Company’s corporate governance, sustainability, and executive compensation practices (“2026 Outreach”). There were no concerns expressed during the 2026 Outreach that led the Committee to make material changes to the Company’s compensation programs.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
COMPENSATION GOVERNANCE AND PROCESS
Role of the Compensation Committee and Board
In setting and implementing the Company’s executive compensation program:
✓
The Committee oversees overall compensation structure, policies, and programs, and assesses the appropriateness of incentives for management and employees

✓
The Committee serves as the administrator of short-term and long-term incentive plans and all equity- based compensation plans

✓
The Committee oversees performance evaluations and reviews and approves compensation for all executive officers except the CEO

✓
The Committee reviews and evaluates the CEO’s performance and makes recommendations to the Independent Directors regarding the CEO’s compensation

✓
The Committee recommends the CEO’s target opportunity and actual compensation to the Independent Directors of the Board for their consideration and approval

✓
The Committee reviews the compensation arrangements for executive officers to ensure that they do not encourage excessive risk-taking

✓
The Independent Directors of the Board approve the compensation of the CEO

The Board uses a decision-making framework regarding CEO compensation. As part of this framework, the Board Chair leads the Board in conducting an annual evaluation of CEO performance relative to the performance goals and objectives previously established for the Company and the CEO for the fiscal year recently ended. The CEO’s performance objectives include goals relating to enterprise performance, market share improvement, growth in high service and new market segments, and creating a high-performance culture with a focus on people, talent, and inclusion.
When setting compensation for all executive officers, the Committee determines or recommends, as applicable, target compensation and performance goals by: (1) evaluating factors such as value of the job in the market and within the Company, the executive officer’s past performance, overall experience and time in the position, and expected future contributions; and (2) reviewing compensation summaries that tally the dollar value of the base salary, target annual cash incentive, target long-term incentives, and target total direct compensation. These summaries include benchmarking data comparing each of those elements to those of the peer group, which is further described below. For executive officers other than the CEO, the Committee also considers the CEO’s recommendations on compensation for the other executive officers.
After the end of the fiscal year, the Committee reviews the prior year’s performance by each executive officer and either approves or recommends, as applicable, incentive plan payouts for all executive officers.
Role of Management
To aid in determining the compensation for the Company’s executive officers other than the CEO:
✓
The CEO discusses the performance of each executive officer with the Committee

✓
The CEO provides recommendations on the compensation levels for each executive officer (except the CEO) to the Committee

✓
When making compensation recommendations, the CEO considers various items including:

➢
value of the job in the market and within the Company

➢
the executive officer’s performance

➢
overall experience and time in the position

➢
expected future contributions

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
Role of the Independent Compensation Consultant
✓
Provides independent and objective advice to the Committee on the Company’s executive pay programs

✓
Apprises the Committee of compensation-related trends in the marketplace

✓
Informs the Committee on compensation-related regulatory developments

✓
Assists with benchmarking peer group development and related market data for the Company’s officers

✓
Advises on the design of the Company’s incentive compensation programs

✓
Provides such additional reports and analyses as requested by the Committee from time-to-time

The Committee has retained Meridian Compensation Partners, LLC (“Meridian”) to serve as the independent compensation consultant. The terms of Meridian’s engagement are set forth in an engagement agreement that provides, among other things, that Meridian is engaged by, and reports only to, the Committee and will perform the compensation advisory services requested by the Committee.
Meridian did not provide any separate services to the Company during fiscal 2026 other than its services to the Committee. The Committee conducted its annual assessment of Meridian’s independence pursuant to applicable SEC and Nasdaq rules and concluded that Meridian’s work for the Committee during fiscal 2026 did not raise any conflicts of interest.
Benchmarking
To ensure the Committee has the information necessary to set appropriate compensation levels, the Committee approves the overall approach for executive officer benchmarking, including selection of the benchmarking peer group.
FY26 Considerations for Benchmarking Peer Group Development:	FY26 Benchmarking Peer Group:

✓
A distribution, product, or related service company

✓
Revenues within range of Company revenues

✓
Market capitalization within range of Company market capitalization

✓
Global footprint

✓
Historical Company peer group

✓
Disclosed peer of a peer company

✓
Disclosed Company as a benchmarking peer

✓
In proxy advisors’ peer groups

Arrow Electronics, Inc.
Celestica Inc.
CDW Corporation
Flex Ltd.
Genuine Parts Company
Hewlett Packard Enterprises
Insight Enterprises, Inc.
Jabil, Inc.
Sanmina Corporation
TD SYNNEX Corporation
TE Connectivity Ltd.
W.W. Grainger, Inc.
WESCO International, Inc.
Western Digital Corporation

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
The revenue and market capitalization for the benchmarking peer group median and the Company are shown in the table below.
Fiscal 2025 ($ in billions)
	Revenue	Market Capitalization
Peer Group Median	$22.9bn	$26.08bn
The Company	$22.2bn	$4.45bn
For the CEO and CFO, the primary market data is sourced from the most recent proxy statements of the Company’s benchmarking peer group, as may be updated by additional SEC filings. Secondary market data is sourced from general industry surveys covering executive positions. For the remaining executive officers, the primary market data is sourced from the peer group’s proxy statement data, when available, or general industry surveys covering executive positions. The Committee reviews general industry survey data for similar roles at companies with comparable revenue. For fiscal 2026, the survey data came from the Willis Towers Watson 2024 U.S. General Industry Executive Survey aged appropriately.
As part of this benchmarking process, each executive officer’s proposed individual target compensation is evaluated against the market data, as are individual compensation elements such as base salary, annual cash incentives, long-term incentives, and total direct compensation.
The Committee does not view benchmarking as a prescriptive determinant of individual compensation. Rather, the Committee uses the market median as a general guide in its decisions on the target amount and mix of each element of compensation. The Committee also considers other factors, such as experience in the position and long-term performance of the individual. An executive officer’s actual compensation may be above or below target compensation and will vary from year to year based on financial results, future stock performance, as well as individual performance, reinforcing the Company’s pay-for-performance culture.
OVERVIEW OF PAY PROGRAMS
The primary components of the Company’s compensation program and the objectives of each component are set forth in the table below:
Pay Component	Objectives	Key Features
Base Salary	Attract and retain executive talent in a competitive marketplace.	Reflects skills, contributions, and success over time in role. Reviewed annually to ensure competitiveness and alignment with individual performance.
Annual Cash Incentives	Link variable compensation to short-term performance and strategic goals.	Key financial measures used to assess performance and align executives’ interest with shareholders’ interests. Payouts depend on meeting financial and non-financial performance goals.
Long-Term Equity Incentives	Align executives with shareholders by rewarding long-term shareholder value creation. Reward stock price appreciation and tie executive wealth accumulation to long-term performance.
Encourages retention through multi-year vesting (three to four years) and rewards share price appreciation.
Performance Share Units (PSUs) vest, if at all, at the end of a three-year period depending on meeting performance goals.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
In addition, each NEO may be eligible to receive certain other benefits summarized below. See “Elements of Executive Compensation — Additional Compensation Elements” for more information.
Pay Component	Brief Description
Retirement Benefits	• Qualified cash balance plan (Pension Plan) • Qualified defined contribution plan (401(k) Plan) • Non-qualified retirement plans
Executive Benefits	Limited perquisites
Change of Control Agreements	Individual agreements providing enhanced severance for a qualifying termination following a change of control of the Company
Executive Severance Plan	Plan providing severance benefits for executives, except for those covered by their employment agreements
Employee Stock Purchase Plan	Qualified plan permitting Company stock purchases at a 5% discount, subject to plan limits
Pay Mix
For fiscal 2026, the compensation mix at target for the CEO and the other NEOs demonstrates that a significant portion of their pay is based on variable compensation, as shown below.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
Compensation Governance Practices
The Company’s executive compensation programs incorporate the following compensation governance practices:
What the Company Does:

Aligns Pay-for-Performance. A significant portion of total compensation depends on achieving short- and long-term financial and operational goals that are designed to increase shareholder value over time. As executives gain responsibility and seniority and exercise more direct influence over the Company’s financial and operational performance, typically base salary as a percentage of total compensation decreases and performance-based pay increases.

Focuses on Long-Term Incentive Compensation. The long-term incentive compensation program is designed to provide a meaningful portion of compensation with the goal of having executive officers think and behave like owners over the long term. Long-term incentives, in the form of equity awards, vest over periods ranging from three to four years depending on the award type.

Uses Multiple Metrics in Incentive Plans. The annual cash and long-term incentive programs employ multiple performance measures to assure focus is on the entire business. Further, long-term incentive programs include awards that vest over several different and overlapping periods to help ensure that performance during any one period is not maximized to the detriment of other periods.

Uses Award Caps. Annual cash incentives and PSUs are capped at 200% of target to discourage excessive risk-taking.

Maintains Clawback Policy. The Company’s Incentive-Based Compensation Recoupment Policy, also known as a clawback policy, requires the Company to recoup incentive-based compensation erroneously awarded due to a financial restatement and allows recoupment for employee misconduct.

Conducts Annual Compensation Risk Assessment. The Committee annually reviews an assessment of the Company’s compensation programs and determines whether the Company’s policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

Maintains Stock Ownership Guidelines. The Company has stock ownership guidelines for its executive officers and, as of June 27, 2026, each executive officer was in compliance.

Grants Stock Options at Fair Market Value. When the Company grants stock options, the options are granted with an exercise price at the fair market value of the Company’s Common Stock on the date of the grant.

Maintains Compensation Committee Independence. The Compensation Committee is made up entirely of Independent Directors.

Maintains Compensation Consultant Independence. The Compensation Consultant does not provide any services to management other than its services to the Committee, and the Committee annually assesses the independence of the Compensation Consultant.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
What the Company Doesn’t Do:
Doesn’t Provide for Excise Tax Gross-Ups. The Company’s change of control agreements do not provide for excise tax reimbursements to any of the Company’s executive officers.

Doesn’t Pay Dividends or Dividend Equivalents on Equity Awards. Equity awards may provide for the accrual of dividends or dividends equivalents during the vesting period, which are paid solely to the extent the underlying equity awards vest. Dividends or dividend equivalents are not paid on unearned PSUs.

Doesn’t Permit Hedging or Pledging of Company Shares. The Company’s Insider Trading Policy prohibits Directors and executive officers from hedging the Company’s securities and prohibits them from pledging the Company’s securities without advance approval.

Doesn’t Provide Above-Market Returns. The Company does not offer preferential, or above-market returns on non-qualified deferred compensation.
Doesn’t Reprice Awards. Repricing of stock options and stock appreciation rights is prohibited without shareholder approval. The Company does not have a history of repricing equity awards.
Doesn’t Provide Excessive Severance Benefits or Perquisites. The Company provides only limited severance benefits and perquisites to executives.

Doesn’t Reimburse or Indemnify Against Recouped Incentive-Based Compensation. The Company does not reimburse executive officers for recouped incentive-based compensation or indemnify or insure executive officers in connection with recoupment of incentive-based compensation under its clawback policy.

Compensation Risk Management
The Compensation Committee reviewed the annual assessment of the Company’s executive compensation programs prepared by its independent compensation consultant. It concluded that the Company’s compensation policies and practices for fiscal year 2026 did not create risks that are reasonably likely to have a material adverse effect on the Company or create inappropriate or unintended significant risk to the Company as a whole. It further concluded that the incentive compensation programs provide incentives that do not encourage excessive risk-taking that is beyond the Company’s ability to effectively identify and manage. The Committee and management believe that the incentive compensation programs are compatible with effective internal controls and the Company’s risk management practices and are supported by the Committee’s oversight and administration.
ELEMENTS OF EXECUTIVE COMPENSATION
Base Salary
The annual base salaries as of fiscal year ends 2025 and 2026 were as follows.
NEO	2025 FY End Annual Base Salary	2026 FY End Annual Base Salary	% Change(1)
Gallagher	$1,200,000	$1,200,000	—
Jacobson	$675,000	$725,000	7.4%
Arnold	$560,000	$600,000	7.1%
Chan	$550,000	$585,000	6.4%
McCoy	$595,000	$635,000	6.7%

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
(1)
The Company generally implements base salary increases for executive officers on a fiscal year basis, although it may consider mid-year increases in the event of a promotion. In determining the increases to base salaries for fiscal 2026, the Committee considered the NEO’s experience in the position, the long-term performance of the individual NEO, and the benchmarking data, and aligned compensation for each NEO more closely to market.

Annual Cash Incentives
For fiscal 2026, the Committee approved the NEOs’ participation in the Company’s short-term incentive plan, making them eligible to receive annual cash incentive compensation based on pre-established performance goals as set forth in the following table. The design included both financial and non-financial metrics. The Committee believes the design reflects the Company’s business strategy and effectively drives behaviors and decisions consistent with the Company’s strategic objectives.
Metrics	Weighting	Performance Metrics	Weighting	Target Performance Goal
Financial Performance	80%	Adjusted Operating Income $(OI$)	40%	$686M
		Adjusted Return on Working Capital% (ROWC)	40%	11%
		Relative Market Share	10%	+50 bps
		Relative Adjusted Operating Income $ Growth	10%	+50 bps
Non-Financial Performance	20%	Individual contribution to the Company’s talent management, leadership development and engagement goals	100%	N.A
Target Annual Cash Incentive.   The Committee sets each NEO’s target incentive opportunity based on market competitive data, internal equity, and other factors. The annualized target annual cash incentive compensation for fiscal 2025 and fiscal 2026 for the NEOs is set forth in the following table:
NEO	FY 2025	FY 2026	% Change	% Base Salary
Gallagher	$1,800,000	$1,920,000	6.7%	160%
Jacobson	$675,000	$725,000	7.4%	100%
Arnold	$420,000	$450,000	7.1%	75%
Chan	$440,000	$468,000	6.4%	80%
McCoy	$476,000	$508,000	6.7%	80%
Financial Performance Metrics.   For NEOs, 80% of their target annual cash incentive compensation was tied to the achievement of financial performance goals. Such goals are reviewed in conjunction with the Company’s budget for the upcoming fiscal year. When determining the goals, the Board seeks to ensure that they are fair, challenging, and forward-looking, without encouraging excessive risk-taking. Additionally, when determining the fiscal 2026 budget for executive compensation, the Board considered the Company’s results in fiscal 2025, projected growth, and the operating environment as projected by industry analysts. At its August 2025 and November 2025 meetings, the Committee or the Board, as appropriate, finalized the financial performance goals and the target cash incentive compensation relating to such financial performance goals.
Financial performance goals were based on the percentage achievement of the Company’s fiscal 2026: (1) Adjusted Operating Income Dollars (“OI$”), (2) Adjusted Return on Working Capital (“ROWC”), (3) Relative Market Share and (4) Relative Adjusted Operating income Dollars (“OI$”) growth. These goals reinforced the focus on profitable growth by rewarding growth in operating income while maintaining an appropriate amount of

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
sensitivity to the developments in gross margin and efficiency in the use of working capital. For purposes of the fiscal 2026 awards, definitions are as follows:
•
Adjusted ROWC is defined as adjusted operating income divided by the quarterly average of working capital. Working capital is defined as total accounts receivable plus net inventories less accounts payable.

•
Relative market share measures the Company’s organic sales growth in constant currency as compared to its main competitor in its components business.

•
Relative adjusted operating income dollars measures the Company’s operating income growth as compared to its main competitor in its components business.

Maximum annual cash incentive compensation relating to the financial performance goals was capped at 200% of target and no cash incentive compensation would be earned for such measures if actual performance was less than 70% of the financial targets.
Non-Financial Performance Metrics.   For NEOs, 20% of their target annual cash incentive compensation was tied to the individual achievement of non-financial performance goals regarding:
•
Talent Retention

•
Leadership Development

•
Employee Engagement

The CEO communicated these focus areas, and the goals and activities associated with them to the NEOs. At the end of the year, the CEO reviews each NEO, other than himself, against these focus areas. The CEO reviews and discusses these results with each NEO prior to making the recommendations to the Committee. Based on these and other factors, the CEO will recommend the percentage of achievement for each NEO to the Committee for approval. The Board approves the achievement percentage for the CEO based on CEO’s performance against these goals based on the recommendation of the Committee. Maximum annual cash incentive compensation relating to the non-financial performance goals was capped at 200% of target.
Fiscal 2026 Goals.   The fiscal 2026 financial performance metrics, weightings, goals, and methods for calculation are presented in the tables below.
Fiscal 2026 Adjusted OI$ Goals 40% Weighting
	% Attainment	Adjusted OI$	% Payout
Maximum	133%	$915.3M	200%
> Target	1% change = 1% change in attainment	$686.5M — $915.2M	3% increase in payout per 1% increase in attainment
Target	100%	$686.4M	100%
< Target	1% change = 1% change in attainment	$480.6M — $686.3M	2.33% decrease in payout per 1% decrease in attainment
Threshold	70%	$480.5M	30%

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
Fiscal 2026 Adjusted ROWC Goals 40% Weighting
	% Attainment	ROWC % Payout
Maximum	133%	14.7%	200%
> Target	1% change = 1% change in attainment	11.1% — 14.6%	3% increase in payout per 1% increase in attainment
Target	100%	11.0%	100%
< Target	1% change = 1% change in attainment	7.8% — 10.99%	2.33% decrease in payout per 1% decrease in attainment
Threshold	70.0%	7.7%	30%
Fiscal 2026 Relative Market Share Goals 10% Weighting
	Revenue Improvement (Decline)	% Payout
Maximum	300 bps	200%
> Target	51-299 bps	0.40% increase in payout per increase in bps from target
Target	50 basis points	100.0%
< Target	49 bps — 2bps	0.59% decrease in payout per decrease in bps from target
Threshold	1 bps	15%
Fiscal 2026 Relative Adjusted OI$ Growth Goals 10% Weighting
	Adjusted OI Improvement (Decline)	% Payout
Maximum	300 bps	200%
> Target	51-299 bps	0.40% increase in payout per increase in bps from target
Target	50 basis points	100.0%
< Target	49 bps — 2bps	0.59% decrease in payout per decrease in bps from target
Threshold	1 bps	15%
Results and Payout.   For fiscal 2026, achievement of the financial performance goals and the percentages of target annual cash incentive earned with respect to the financial performance goals were as follows*:
Goal	Weighting	Target	Actual	% of Target Achieved	Payout % of Target
Adjusted OI$(1)	40%	$686M	$857M	124.85%	174.55%
Adjusted ROWC(1)	40%	11.00%	13.65%	124.09%	172.27%
Relative Market Share	10%	50 bps	<374 bps	—	0%
Relative Adj OI$ Growth	10%	50 bps	<2,662 bps	—	0%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2026 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 27, 2026.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
(1)
To eliminate variances due to changes in foreign currency exchange rates, the actual results for fiscal 2026 have been restated to be consistent with the budgeted foreign currency exchange rates used in developing the performance goals.

The combination of the Adjusted OI$, Adjusted ROWC, Relative Market Share and Relative Adjusted OI$ Growth performance resulted in a total financial performance of 138.73% of target. The financial incentive payout delivered to participants was 110.98% of their total short-term incentive target, after applying the 80% weighting referenced above. The Audit Committee reviewed the FY26 short-term incentive calculations at their August 2026 meeting.
For fiscal 2026, achievement of the non-financial performance goals (weighted 20%) and the percentages of target annual cash incentive earned and approved by the Committee, or Board with respect to the CEO, with respect to the non-financial goals were as follows:
Non-Financial Goals
NEO	Achievement	Payout % of Target
Gallagher	150%	30%
Jacobson	150%	30%
Arnold	150%	30%
Chan	150%	30%
McCoy	150%	30%
In approving the foregoing non-financial goals achievement, the Committee and the Board recognized that employee engagement, morale, and talent retention exceeded internal expectations and external benchmarks, reflecting a strong workplace culture and a sustained focus on employee experience.
Based on achieving both the financial and the non-financial performance goals, the total incentive payout was 140.98% of target for all the NEOs. The table below reflects the achievement of the goals and the total annual cash incentive payout for each NEO.
	FY26 Annual Cash Incentives Payouts
		Financial (80% Weight)		Non-Financial (20% Weight)		Total Incentive Payout
NEO	Target $	% of Target Earned	$ Actual	% of Target Achieved	$ Actual	% of Target	$ Actual
Gallagher	$1,920,000	110.98%	$2,130,893	150%	$576,000	140.98%	$2,706,893
Jacobson	$725,000	110.98%	$804,634	150%	$217,500	140.98%	$1,022,134
Arnold	$450,000	110.98%	$499,428	150%	$135,000	140.98%	$634,428
Chan	$468,000	110.98%	$519,405	150%	$140,400	140.98%	$659,805
McCoy	$508,000	110.98%	$563,798	150%	$152,400	140.98%	$716,198
Long-Term Incentives
For fiscal 2026, the Compensation Committee approved the NEOs’ participation in the Company’s long-term incentive plan, making them eligible to receive a mix of equity incentive compensation, to provide a strong incentive to increase shareholder value over time, align the NEOs’ interests with shareholders, and encourage retention. The fiscal 2026 equity incentive compensation consisted of restricted stock units (“RSUs”) and performance share units (“PSUs”) as set forth in the following table.
Equity Vehicles	% of Target Value of LTIP Award	Metrics	Weight
RSUs	50%	Time-based Vesting	100%
PSUs	50%	Adjusted EPS Growth	50%
		Adjusted ROIC	50%
		Relative TSR Modifier	-20% to 20%

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
Target Long-Term Incentives.   The Committee sets each NEO’s target LTIP incentive value based on a number of factors, including benchmark data, the NEO’s responsibilities and duties, the NEO’s prior-year performance, and the Company’s performance. As a result, fiscal 2026 target LTIP incentive values vary among the NEOs and can vary from year to year.
The fiscal 2026 LTIP equity incentive compensation is listed in the following table.
NEO	RSUs (#)	PSUs (#)	Target Value of LTIP Incentive ($)	Total Value % Change from FY25
Gallagher	80,460	80,462	$8,500,000	9.68%
Jacobson	20,824	20,825	$2,200,000	15.79%
Arnold	14,200	14,199	$1,500,000	11.11%
Chan	9,468	9,466	$1,000,000	17.65%
McCoy	15,144	15,146	$1,600,000	9.22%
Restricted Stock Units.   RSUs allow the NEOs to earn shares of the Company’s common stock over a vesting period. Each RSU is the economic equivalent of one share of the Company’s common stock. When vested, the number of RSUs will be settled in a like number of shares of the Company’s common stock. RSUs granted in fiscal 2026 vest in four equal installments over three years and four months.
Performance Stock Units.   PSUs provide the NEOs with the opportunity to earn shares of the Company’s common stock based on the achievement of pre-approved performance metrics. Each PSU is the economic equivalent of one share of the Company’s common stock. If earned and vested, the number of PSUs will be settled in a like number of shares of the Company’s common stock.
The PSUs granted in fiscal 2026 were equally divided into three tranches, each with a separate performance period (fiscal years 2026, 2027, and 2028). The PSUs earned under each tranche are based on the Company’s achievement during the applicable performance period of the performance metrics of (1) Adjusted Earnings Per Share Growth and (2) Adjusted Return on Invested Capital, both subject to the effect of a Relative TSR modifier (“rTSR”). The potential payout for each tranche will range from 0% to 200% of the NEOs target number of PSUs for each tranche. PSUs earned under each tranche will vest collectively at the end of the performance period ending July 1, 2028.
The Committee selected the Adjusted Earnings per Share growth as a measure of long-term performance because it aligns with shareholders’ interest in the Company by creating value for the shareholders. The Committee also selected Adjusted Return on Capital because it is a relevant metric to incentivize and measure performance of how efficiently capital is being used to generate profits for the Company.
In addition, the use of the rTSR modifier promotes a closer alignment between long-term incentive payments and shareholder returns delivered during each of the performance periods.
For the purposes of the fiscal 2026 PSU awards, the definitions of the metrics and performance goals are as follows:
•
“Adjusted Earnings Per Share Growth” is defined as the percentage (number of basis points) change in Avnet’s Adjusted Earnings per share compared to the previous fiscal year

Adjusted EPS Growth	Threshold	Target	Maximum
Performance Achievement	3.0%	15.0%	40.0%
Payout Percentage	25%	100%	200%

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
•
“Adjusted Return on Invested Capital “ measure is calculated as follows:

Adjusted Operating Income – Adjusted effective tax rate for the fiscal year
Average Total Shareholder Equity + Average Debt – Average Cash & Cash Equivalents for the fiscal year
Adjusted ROIC	Threshold	Target	Maximum
Performance Achievement	5.6%	8.0%	10.6%
Payout Percentage	25%	100%	200%

•
“Total Shareholder Return” (or “TSR”) is defined as the percent calculated using the following formula: average stock price at the end of period minus the average stock price at the start of period plus dividends, divided by the average stock price at the start of period. The term “average stock price” means the 30-trading day average immediately before and including the start day of the performance period and the 30-trading day average immediately before and including the end day of the performance period.

•
rTSR is defined as the Company’s relative TSR ranking in a given fiscal year as compared to that of the following peer group : Arrow Electronics Inc, TD SYNNEX Corporation, Insight Enterprises Inc and CDW Corporation

rTSR	Threshold	Target	Maximum
Performance Achievement	5th	3rd	1st
Modifier	0.8	1.0	1.2
If the Company’s actual achievement of Adjusted EPS Growth and Adjusted Return on Invested Capital is between two achievement levels set forth in the tables above, the percentage vesting shall be determined by linear interpolation.
Fiscal 2026 results for Fiscal 2024, Fiscal 2025 and Fiscal 2026 Performance Share Plans
Fiscal 2024-2026 Performance Share Plan (third and final tranche)
FY26 Goals*	Target	Actual	Payout	Weight	Weighted Payout
Adjusted ROIC>WACC	150 bps	>2	50.67%	50.00%	25.33%
Relative Adjusted EPS Growth	8th	16th	128.57%	50.00%	64.29%
Relative TSR Modifier	8th	10th			0.96
Total Earned					86.03%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2026 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 27, 2026.

For the PSU awards granted in fiscal 2024, the following table summarizes the number of PSUs earned for the first and second tranches, and for fiscal year 2026, the number of PSUs earned for the third tranche and

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
the total number of shares earned and vested by each NEO under the plan for all the three tranches. The total shares earned and vested under the plan for all three tranches was 42.60% of the total shares granted.
	FY24 Grant
NEO	PSUs Earned First Tranche Performance Year FY2024 (A)	PSUs Earned Second Tranche Performance Year FY2025 (B)	Target PSUs Third Tranche Performance Year FY2026	PSU’s Earned Third Tranche Performance Year FY2026 (C)	Total PSUs Earned and Vested at the end of FY26 (A+B+C)
Gallagher	9,742	—	23,328	20,069	29,811
Jacobson	2,087	—	4,999	4,301	6,388
Arnold	1,670	—	4,000	3,441	5,111
Chan	1,044	—	2,499	2,150	3,194
McCoy	1,809	—	4,333	3,728	5,537
Fiscal 2025-2027 Performance Share Plan (second tranche)
FY26 Goals*	Target	Actual	Payout	Weight	Weighted Payout
Relative ROIC>WACC	150 bps	>2 bps	50.67%	50.00%	25.33%
Relative Adjusted EPS Growth	8th	6th	128.57%	50.00%	64.29%
Relative TSR Modifier	8th	10th			0.96
Total Earned					86.03%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly comparable GAAP measures. For additional information regarding the fiscal 2026 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 27, 2026.

For PSU awards granted in fiscal 2025, the following table summarizes the number of PSUs earned for the first tranche and for fiscal 2026 the PSUs earned for the second tranche and the total number of shares earned for the first and second tranches under the plan. Earned PSUs will vest and become payable when the Committee approves the results for the performance period for the third tranche, which ends on July 3, 2027.
	FY25 Grant
	PSUs Earned First Tranche Performance Year FY2025 (A)	Target PSUs Second Tranche Performance Year FY2026	PSU’s Earned Second Tranche Performance Year FY2026 (B)	Total PSUs Earned at the end of FY2026 (A+B)
Gallagher	—	23,666	20,360	20,360
Jacobson	—	5,802	4,991	4,991
Arnold	—	4,122	3,546	3,546
Chan	—	2,596	2,233	2,233
McCoy	—	4,474	3,849	3,849
Fiscal 2026-2028 Performance Share Plan (first tranche)
FY26 Goals*	Target	Actual	Payout	Weight	Weighted Payout
Adjusted EPS Growth	15.0%	64.83%	200.00%	50.00%	100.00%
Adjusted ROIC	8.0%	8.61%	123.46%	50.00%	61.73%
Relative TSR Modifier	3rd	3rd			1.00
Total Earned					161.73%

*
See Appendix A to this Proxy Statement for a reconciliation of non-GAAP measures to the most directly

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
comparable GAAP measures. For additional information regarding the fiscal 2026 performance of the Company, please refer to the Company’s Annual Report on Form 10-K for the year ended June 27, 2026.
For PSU awards granted in fiscal 2026, the following table summarizes the number of PSUs earned for fiscal 2026. Earned PSUs will vest and become payable when the Committee approves the results for the performance period for the third tranche, which ends on July 1, 2028
	FY26 Grant
NEO	Target PSUs First Tranche	PSUs Earned for FY26 First Tranche
Gallagher	26,821	43,378
Jacobson	6,942	11,227
Arnold	4,733	7,655
Chan	3,155	5,103
McCoy	5,049	8,166
Additional Compensation Elements
Qualified Pension Plan.   The Company provides a retirement benefit to certain employees under a tax-qualified retirement plan (a type of tax-qualified defined-benefit plan commonly referred to as a cash balance plan). Cash balance plans are similar to a defined-contribution plan in that a participant’s benefit is a stated account balance. As a cash balance plan, the Pension Plan allows the Company to apply any earnings on the Plan’s investments beyond the fixed return provided to participants toward the Company’s future cash funding obligations. The Pension Plan, including NEO participation, is more fully described in the “Pension Benefits” section.
401(k) Plan.   The Company provides a tax-qualified defined-contribution 401(k) Plan for employees after a 30-day waiting period. The plan allows eligible employees to make contributions on a pre- and post-tax basis through payroll deductions (up to IRS limits) and invest their contributions in one or more investment options. New employees are automatically enrolled for a 3% pre-tax contribution but have the ability to opt out before the effective date. The plan does not provide a Company match. Instead, the Company provides retirement contributions to eligible employees through the Pension Plan.
Nonqualified Retirement Plans.   The Company provides a retirement benefit to certain employees under the following nonqualified retirement plans: (1) the restoration pension plan (the “Restoration Plan”) and (2) the supplemental executive officers’ retirement plan (the “SERP”). The SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Any benefit payable under the Restoration Plan reduces the benefit payable under the SERP. A retirement plan is an important retention tool in the Company’s compensation program because the receipt of benefits is contingent on certain age and service requirements. Additionally, the non-qualified retirement plans include a performance- based element, because they are based in part on a participant’s yearly cash compensation. The Company balances the effectiveness of these plans as a compensation and retention tool with the cost of these plans. The SERP and Restoration Plan, including NEO participation, are more fully described in the “Pension Benefits” section.
Executive Benefits.   The Company provides NEOs with a limited number of perquisites that the Company and the Committee believe are reasonable, consistent with the Company’s overall compensation program, and necessary to remain competitive. Perquisites include automobile program and cost of annual physical exams. Costs associated with the perquisites provided by the Company are included in the “All Other Compensation” column in the Summary Compensation Table.
Change of Control Agreements.   The Company has entered into a change of control agreement with each of the NEOs. The change of control agreements encourage retention in the face of the disruptive impact of an actual or attempted change of control of the Company. The agreements also align NEO and shareholder interests by enabling the NEOs to consider corporate transactions that are in the best interests of the

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
shareholders and other Company constituents without undue concern about their own employment. The change of control agreements do not provide for excise tax reimbursements to any of the NEOs. For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Severance Benefits.   The Company approved an Executive Severance Plan on August 10, 2017, whereby executive officers may be eligible to receive severance benefits if they are not entitled to severance payments under any other employment agreement. Under the Executive Severance Plan, if the Company terminates an executive’s employment without cause, the executive will receive: (1) one times their annual base salary, or in the case of the CEO two times their annual base salary; (2) health care benefit continuation for the duration of the severance period; and (3) the incentive payment based on the relevant performance factors in the year of termination. “Cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of certain criminal acts.
The NEOs, who are not covered by the Executive Severance Plan, are eligible for severance benefits under their employment agreements. Those agreements provide that, if the Company terminates their employment without cause, they will receive a lump sum equal to: (1) base annual salary, and (2) target bonus for the year in which the termination occurs. “Cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
For more information, see “Potential Payouts Upon Termination and Change of Control” section.
Employee Stock Purchase Plan (ESPP).   The Company maintains the ESPP, which is a tax-qualified plan available to all employees of the Company and designated U.S. and Canadian subsidiaries who have been employed for at least three continuous months for at least 20 hours per week. The ESPP provides an opportunity to acquire an ownership interest in the Company through the purchase of the Company’s Common Stock at a 5% discount through payroll deductions.
ADDITIONAL PRACTICES, POLICIES AND GUIDELINES
Stock Ownership Guidelines
With a significant portion of each NEO’s total compensation in equity-based incentives, NEOs have a substantial interest to ensure profitable growth of the Company and to drive long-term shareholder value. To further reinforce this focus, the Committee has established stock ownership guidelines for all NEOs. In fiscal 2026, the committee reviewed and changed the guidelines to align the requirements for Officers reporting to the CEO. The guidelines provide that NEOs are required to hold shares of the Company’s Common Stock with a market value equal to a multiple of each NEO’s base salary, as set forth below:
CEO	5x base salary
Other Officers	3x base salary
Shares that count towards the guidelines include shares actually owned, vested and unvested RSUs, vested PSUs, and shares acquired from the exercise of stock options.
The guidelines do not provide a time frame by which ownership must be achieved. However, until the ownership level under the guidelines is met, the NEO must hold at least 50% of any net shares he or she receives upon the exercise of stock options or upon the delivery of any RSU or PSU awards. As of June 27, 2026, all NEOs satisfy these requirements.
Recoupment Policy
Under the Company’s Incentive-Based Compensation Recoupment Policy, also known as a clawback policy, the Company is required to recoup incentive-based compensation erroneously received by any current or former executive officer in the case of a restatement of the Company’s financial results. The Company may also seek to recover all or part of incentive-based compensation if a current or former executive officer: (i) engaged

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
in misconduct, (ii) knew or should have known about misconduct and failed to report it to the Company, or (iii) was in a position, including a supervisory role, to reasonably prevent the misconduct. Further, the Company is authorized to recover compensation paid to any current or former employee to the extent required by law or applicable exchange’s listing standards. Incentive-based compensation includes any cash or stock-based award which is granted, earned, or vested based wholly or in part upon the attainment of financial reporting measures, including measures derived from financial reporting measures, stock price, and total shareholder returns. The policy defines misconduct as willfully or grossly negligent conduct or omission resulting in, or constituting, a criminal conviction (including a guilty plea, plea of nolo contendere, plea of no contest, or other similar admission of guilt), theft, fraud, material violation of the Company’s Code of Conduct, material reputational or financial harm to the Company, or material responsibility for the Company issuing a restatement of its financial results. In determining whether to take action in the case of misconduct, the Independent Directors may consider: (i) any benefit received by the executive officer, (ii) the seriousness of the misconduct, (iii) the impact of the misconduct on the Company, and (iv) any other factors that the Independent Directors consider relevant. The Company does not reimburse executive officers for recouped incentive- based compensation or indemnify or insure executive officers in connection with recoupment of incentive- based compensation under this policy.
Equity Grant Practices
Equity incentive compensation decisions are generally made at the Board’s or Committee’s regularly scheduled meetings in August, which are generally scheduled at least one year in advance. Pursuant to the Company’s equity incentive plans, the exercise price of each stock option awarded to the executive officers is the closing price of the Company’s Common Stock on the date of grant. Options and other equity-based compensation may be granted in connection with a new hire or a promotion, in which case equity compensation may be granted at the Compensation Committee meeting at or about the time of hiring or promotion. Grants are made without regard to anticipated earnings or major announcements by the Company.

Compensation Discussion and Analysis
2026 ANNUAL
PROXY STATEMENT
COMPENSATION AND LEADERSHIP DEVELOPMENT COMMITTEE REPORT
The Compensation and Leadership Development Committee has reviewed the Compensation Discussion and Analysis (“CD&A”) and discussed it with management. Based on its review and discussion with management, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s 2026 Proxy Statement and incorporated by reference into the Company’s annual report on Form 10-K. This Report is provided by the following Independent Directors, who comprise the Committee:
Jo Ann Jenkins, Chair
Brenda L. Freeman
Avid Modjtabai
Adalio T. Sanchez

2026 ANNUAL
PROXY STATEMENT
COMPENSATION OF EXECUTIVE OFFICERS
The following table sets forth information concerning the compensation provided to NEOs by the Company for fiscal years 2024 through 2026.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Philip R. Gallagher	2026	1,200,000		7,970,035	—	2,706,893	38,689	65,281	11,980,898
Chief Executive Officer	2025	1,200,000		7,309,157	—	1,296,000	37,429	51,546	9,894,132
	2024	1,200,000		6,572,830	—	936,000	34,126	33,022	8,775,978
Kenneth A. Jacobson	2026	725,000		2,062,763	—	1,022,134	54,354	49,410	3,913,661
Chief Financial Officer	2025	675,000		1,791,861	—	486,000	45,598	27,707	3,026,166
	2024	600,000		1,408,395	—	312,000	39,965	28,402	2,388,762
Ken E. Arnold	2026	600,000		1,406,527	—	634,428	101,925	20,278	2,763,158
Chief People Officer	2025	560,000		1,273,247	—	302.400	87,152	23,599	2,246,398
	2024	560,000		1,126,697	—	218.400	97,467	18,590	2,021,154
Max Chan	2026	585,000		937,752	—	659,805	54,831	24,802	2,262,190
Chief Information Officer	2025	550,000		801,731	—	316,800	46,849	20,586	1,735,966
	2024	550,000		704,316	—	228,800	47,332	22,230	1,552,678
Michael R. McCoy	2026	635,000		1,500,181	—	716,198	52,250	63,013	2,966,642
General Counsel and	2025	595,000		1,381,652	—	342,720	49,881	81,310	2,450,563
Chief Legal Officer	2024	595,000		1,220,566	—	247,520	49,273	92,479	2,204,838

(1)
Amounts reflect the grant date fair value of awards of RSUs and PSUs, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and dividends, expected to be paid during the vesting period. The grant date fair value of RSUs awarded to each NEO in fiscal 2026 is as follows: Mr. Gallagher — $4,036,994; Mr. Jacobson — $1,044,822; Mr. Arnold — $712,470; Mr. Chan — $475,047; and Mr. McCoy — $759,834. With respect to PSUs, both the grant date fair value and the compensation cost were computed based upon the target outcome of the performance conditions as of the grant date. Assuming the target performance is achieved for PSUs awarded in fiscal 2026, the grant date fair value of the PSUs awarded to each NEO is as follows: Mr. Gallagher — $3,933,041; Mr. Jacobson — $1,017,941; Mr. Arnold — $694,057; Mr. Chan —  $462,705; and Mr. McCoy — $740,347. Assuming the maximum payout of PSUs granted in fiscal 2026 is achieved, the grant date fair value for each NEO would be as follows: Mr. Gallagher —  $7,866,081; Mr. Jacobson — $2,035,882; Mr. Arnold — $1,388,115; Mr. Chan — $925,410; and Mr. McCoy — $1,480,695.

(2)
There were no stock options granted during the fiscal years included in the above table.

(3)
Amounts include the net changes in the actuarial present value of accumulated benefits under the Company’s qualified and nonqualified retirement plans. For fiscal year 2026, the increase in the actuarial present value of accumulated benefits under the Company’s qualified plan was as follows: Mr. Gallagher — $38,689; Mr. Jacobson — $18,884; Mr. Arnold — $51,671; Mr. Chan —  $23,376; and Mr. McCoy — $23,512. For fiscal year 2026, the increase in the actuarial present value of accumulated benefits under the Company’s nonqualified retirement plans was as follows: Mr. Jacobson — $35,470; Mr. Arnold — $50,254; Mr. Chan — $31,455; and Mr. McCoy — $28,738.

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
Because Mr. Gallagher was a participant in the SERP, he is not also a participant in the Company’s nonqualified retirement plan. Mr. Gallagher received his final benefit payment under the SERP in fiscal year 2023.
(4)
Amounts include (a) expenses associated with the Company’s automobile program for each of the NEOs, and (b) the cost of annual physical exams. For Mr. McCoy, the amount for fiscal year 2026 includes $30,022 for tax equalization relating to his 2020 and 2021 tax returns in connection with his temporary assignment in Belgium. The auto related expenses for Messrs. Gallagher, Jacobson and McCoy were $56,598, $33,729 and $31,798, respectively. None of the perquisites and personal benefits for the other NEOs exceeded the greater of $25,000 or 10% of the total amount of their benefits.

EQUITY COMPENSATION PLAN INFORMATION
The table below sets forth certain equity compensation plan information as of June 27, 2026:
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by shareholders	1,977,205(1)	$36.22(2)	4,671,008(3)

(1)
Consists of 559,168 shares underlying outstanding options, 1,075,243 RSUs, and 342,794 PSUs awarded, at target, but not yet vested as of the end of the fiscal year.

(2)
The average exercise price is applicable only to the outstanding options referenced above. The RSUs and PSUs do not require consideration to be paid upon vesting.

(3)
Includes 210,799 shares available for future issuance under the Amended and Restated Avnet Employee Stock Purchase Plan.

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
GRANTS OF PLAN-BASED AWARDS
The following table provides information about equity and non-equity plan-based awards to the NEOs in fiscal 2026 relating to: (1) annual cash incentive awards, (2) RSUs, and (3) PSUs. The threshold column for non- equity incentives assumes payout of 22% of target and the threshold column for equity incentive assumes 20% of target PSUs. The maximum column is 200% of the target amount. Achievement below the threshold would yield a payout of $0. The actual payouts earned in fiscal 2026 under the Non-Equity Incentive Plan Awards are included in the Summary Compensation Table as are the grant date fair values associated with the awards under the Equity Incentive Plan and All Other Stock Awards in the table below.
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Philip R. Gallagher	8/21/2025	413,553	1,920,000	3,840,000	—	—	—	—	—	—	—
	8/21/2025	—	—	—	—	—	—	80,460	—	—	4,036,994
	8/21/2025	—	—	—	16,092	80,462	160,924	—	—	—	3,933,041
Kenneth A. Jacobson	8/21/2025	156,159	725,000	1,450,000	—	—	—	—	—	—	—
	8/21/2025	—	—	—	—	—	—	20,824	—	—	1,044,822
	8/21/2025	—	—	—	4,165	20,825	41,650	—	—	—	1,017,941
Ken E. Arnold	8/21/2025	96,926	450,000	900,000	—	—	—	—	—	—	—
	8/21/2025	—	—	—	—	—	—	14,200	—	—	712,470
	8/21/2025	—	—	—	2,840	14,199	28,398	—	—	—	694,057
Max Chan	8/21/2025	100,803	468,000	936,000	—	—	—	—	—	—	—
	8/21/2025	—	—	—	—	—	—	9,468	—	—	475,047
	8/21/2025	—	—	—	1,893	9,466	18,932	—	—	—	462,705
Michael R. McCoy	8/21/2025	109,419	508,000	1.016,000	—	—	—	—	—	—	—
	8/21/2025	—	—	—	—	—	—	15,144	—	—	759,834
	8/21/2025	—	—	—	3,029	15,146	30,292	—	—	—	740,347
The vesting schedules for the RSU and PSU grants made in fiscal 2026 are as follows:
Type of Awards Made in Fiscal 2026	Vesting Schedule
Restricted Stock Units (RSUs)	25% each on the first business day in January of 2026 through 2029.
Performance Share Units (PSUs)	Vests, to the extent earned under all three tranches if at all, at the end of fiscal 2028, July 1, 2028. The one-fiscal-year performance period for each tranche over the three-year period is measured on a discrete basis as further explained in the CD&A.
For additional description of the terms and awards of RSUs and PSUs made in fiscal 2026, see the description of long-term incentives in the CD&A and Note 12 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended June 27, 2026.

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table provides information on NEOs’ current stock options and stock awards as of June 27, 2026. It includes unexercised option grants, which are all vested, as well as unvested RSUs. The PSUs in the table below include the unvested PSUs earned under the first and second tranches of the fiscal 2025 grant and the first tranche of the fiscal 2026 grant, based on the achievement of performance goals for those fiscal years, and assumes achievement of performance goals at target for the remaining tranches. Each equity grant is shown separately for each NEO. The vesting schedule for each grant is shown following this table, based on the option grant date or stock award date. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of June 27, 2026, which was $86.37. For additional information about the option grants and stock awards, see the description of long-term incentives in the CD&A and Note 12 to the Company’s Consolidated Financial Statements included in its Form 10-K for the fiscal year ended June 27, 2026.
	Option Awards					Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (RSUs) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (PSUs) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Philip R. Gallagher	8/14/2019	31,900	—	39.72	8/13/2029	8/29/2023	17,497	1,511,216	—	—
	11/17/2020	170,048	—	29.38	11/16/2030	8/15/2024	35,498	3,065,962	44,025	3,802,439
	8/23/2021	194,252	—	39.62	8/22/2031	8/21/2025	60,345	5,211,998	97,019	8,379,531
Kenneth A. Jacobson	—	—	—	—	—	8/29/2023	3,749	323,801	—	—
	—	—	—	—	—	8/15/2024	8,702	751,592	10,793	932,191
	—	—	—	—	—	8/21/2025	15,618	1,348,927	25,110	2,168,751
Ken E. Arnold	2/18/2019	7,908	—	44.12	2/17/2029	—	—	—	—	—
	8/14/2019	12,404	—	39.72	8/13/2029	8/29/2023	2,999	259,024	—	—
	11/16/2020	33,604	—	29.85	11/15/2030	8/15/2024	6,184	534,112	7,669	662,372
	8/23/2021	31,080	—	39.62	8/22/2031	8/21/2025	10,650	919,841	17,121	1,478,741
Max Chan	—	—	—	—	—	8/29/2023	1,875	161,944	—	—
	—	—	—	—	—	8/15/2024	3.894	336,325	4,828	416,994
	—	—	—	—	—	8/21/2025	7,101	613,313	11,414	985,827
Michael R. McCoy	8/23/2021	32,052	—	39.62	8/22/2031	8/29/2023	3,249	280,616	—	—
	—	—	—	—	—	8/15/2024	6,710	579,543	8,322	718,771
	—	—	—	—	—	8/21/2025	11,358	980,990	18,263	1,577,375
Vesting schedules:
•
Stock options vest in 25% annual increments on the first through fourth anniversaries of the grant date. Stock options typically expire the day before the tenth anniversary of the grant date.

•
RSUs vest in 25% increments commencing on the first business day in January following the grant date (“commencement date”) and on the 1st, 2nd, and 3rd annual anniversary of the commencement date.

•
PSUs vest, if at all, at the end of the performance period for the third tranche. Performance is measured discretely for each tranche’s one-fiscal-year performance period and earned PSUs are banked until the end of the performance period for the third tranche at which time earned PSUs from all three tranches are vested and issued.

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
OPTION EXERCISES AND STOCK VESTED
The following table provides information as to each of the NEOs: (1) stock options exercised during fiscal 2026, including the number of shares acquired upon exercise and the value realized, and (2) the number of shares acquired upon the vesting of stock awards in the form of RSUs and PSUs, and the value realized, each before payment of any applicable withholding tax.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Philip R. Gallagher	69,988	2,387,043	103,638	6,238,181
Kenneth A. Jacobson	—	—	23,245	1,387,597
Ken E. Arnold	—	—	17,451	1,053,951
Max Chan	9,226	202,143	10,803	653,611
Michael R. McCoy	36,292	1,293,178	18,910	1,142,015
The value realized on vesting of stock awards includes (i) RSUs that vested on January 2, 2026 and (ii) the PSUs that vested on June 27, 2026, which covered the fiscal 2024 to fiscal 2026 performance period. The shares and value realized with respect to the RSUs is as follows: Mr. Gallagher — 73,827 shares and $3,620,477; Mr. Jacobson — 16,857 shares and $826,667; Mr. Arnold — 12,340 shares and $605,154; Mr. Chan — 7,609 shares and $373,146; and Mr. McCoy — 13,373 shares and $655,811. The shares and value realized with respect to the PSUs issued is as follows: Mr. Gallagher — 29,811 shares and $2,617,704; Mr. Jacobson — 6,388 shares and $560,930; Mr. Arnold — 5,111 shares and $448,797; Mr. Chan — 3,194 shares and $280,465; and Mr. McCoy — 5,537 and $486,204.
PENSION BENEFITS
Further to the discussion of the retirement benefits in the CD&A, the Company provides a retirement benefit under a tax-qualified retirement plan, or the Pension Plan, and a retirement benefit under nonqualified retirement plans.
The Pension Plan is a type of tax-qualified defined benefit plan commonly referred to as a cash balance plan. A participant’s benefit under the Pension Plan is based on the value of the participant’s cash balance account, which is used for record keeping purposes and does not represent any assets of the Pension Plan segregated on behalf of a participant. In general, the Pension Plan defines annual earnings as a participant’s base salary, commissions, royalties, annual cash incentive compensation, and amounts deferred pursuant to plans described in Sections 125 or 401(k) (i.e., the 401(k) Plan) of the Code. Currently, the maximum amount of earnings on which benefits can be accrued is $360,000, which is the 2026 annual maximum established by the IRS. The Pension Plan offers participants distributions in the form of various monthly annuity payments and, in most cases, a lump sum distribution option is also available to participants who have terminated employment with the Company.
The nonqualified retirement plans consist of the Restoration Plan and the SERP. The Restoration Plan is an excess benefit plan that provides retirement income to eligible U.S. employees whose Pension Plan benefit is limited by Code limits on compensation. The Restoration Plan uses the same eligibility, vesting, formula and distribution criteria (except in cases where Code section 409A applies) found in the Pension Plan, but without considering the Code-imposed limits on the Pension Plan. The excess benefit over the Code-imposed limits in the Pension Plan is paid from the Restoration Plan.
The SERP provides for: (1) payment of a death benefit to the designated beneficiary of each participating officer who dies while he or she is an employee of the Company in an amount equal to twice the officer’s yearly earnings (including salary and cash incentive compensation); (2) a supplemental retirement benefit payable

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
at age 65 (if the officer has satisfied certain age and service requirements) payable monthly for two years and in a lump sum thereafter to such officer or his or her beneficiary, with the total benefit equaling the present value of ten years of payments in an amount not to exceed 36% of the officer’s eligible compensation, which is defined as the average of the highest two of the last five years’ cash compensation prior to termination; or (3) a supplemental early retirement benefit equal to the benefit described in (2) above, except that such amount is reduced for each month prior to age 65 that the participant begins to receive the benefit.
As discussed in the CD&A, the SERP was closed to new participants effective December 31, 2011, and the Restoration Plan was adopted effective January 1, 2012. Pursuant to the terms of both plans, any benefit payable under the Restoration Plan will reduce the benefit payable under the SERP. Thus, the maximum benefit payable to vested participants in both nonqualified plans will equal the benefit payable under the SERP.
The table below shows the number of years of service credited to each such NEO, the actuarial present value of accumulated benefits payable to each of the NEOs as of the end of the fiscal year, and the payments made to each of the NEOs during the last fiscal year, if any. The present value of the accumulated benefit was determined using interest rate assumptions consistent with those used in the Company’s financial statements.
Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Philip R. Gallagher	Pension Plan	41.6	259,266	—
	Nonqualified Retirement Plans(2)	—	—	—
Kenneth A. Jacobson	Pension Plan	11.5	152,504	—
	Restoration Plan	11.5	156,240	—
Ken E. Arnold	Pension Plan	27.5	520,840	—
	Restoration Plan	9.5	256,474	—
Max Chan	Pension Plan	9.9	152,596	—
	Restoration Plan	9.9	152,425	—
Michael R. McCoy	Pension Plan	14.5	218,159	—
	Restoration Plan	11.5	164,368	—

(1)
Pursuant to the terms of the Pension Plan and Restoration Plan, an employee must wait until the next open period after his or her start date before being credited with any years of service. No participant is credited with any additional years of service under the Pension Plan, Restoration Plan or the SERP beyond their actual years of service.

(2)
Only Mr. Gallagher was a participant in the SERP and he received his final payment under this Plan in fiscal 2023.

POTENTIAL PAYOUTS UPON TERMINATION AND CHANGE OF CONTROL
Severance Benefits and Change of Control Agreements
Severance Benefits.   Each of the NEOs have entered into an employment agreement with the Company, which provide for severance benefits. Specifically, if the Company terminates an NEOs employment without cause, they will receive a lump sum equal to: (1) base annual salary and (2) target bonus for the year in which the termination occurs. “Cause” generally includes gross misconduct, breach of any material term of the agreement, willful breach, habitual neglect or wanton disregard of the executive’s duties, or conviction of any criminal act.
Change of Control Agreements.   Each of the NEOs entered into a change of control agreement with the Company. If an NEO is actually or constructively terminated within 24 months of a change of control, the Company must pay the NEO all accrued base salary and pro-rata incentive payments, plus 2.99 times the sum

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
of (i) the NEO’s then-current annual base salary and (ii) the NEO’s target incentive compensation for the year in which such termination occurred. Further, all equity incentive awards granted, but not yet delivered, will be accelerated and delivered. There are no unvested stock options. No NEO is entitled to a tax gross-up for excise taxes related to payments made upon a change of control. The change of control agreements between the Company and the NEOs have provisions to ensure compliance with Section 409A of the Code, by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A.
A constructive termination includes a material diminution in the NEO’s responsibilities, a material change in the geographic location at which the NEO is primarily required to perform services, a material reduction in the NEO’s base compensation, or any other action or inaction that constitutes a material breach by the Company under its employment agreement with the NEO. A change of control includes (i) the acquisition of voting or dispositive power with respect to 50% or more of the outstanding shares of the Company’s Common Stock, (ii) a change in the individuals serving on the Board of Directors so that those serving on the effective date of the applicable agreement and those persons appointed by such individuals to the Board no longer constitute a majority of the Board, or (iii) shareholder approval of a liquidation, dissolution or sale of substantially all of the assets of the Company.
Potential Payouts upon Termination Table.   The following table sets forth the estimated payments and value of benefits that each of the NEOs would be entitled to receive under their employment agreements, change of control agreements, and equity plans, in the event of the termination of their employment under various scenarios. The table assumes that the termination occurred on June 27, 2026, which is the Company’s fiscal year end. The market value of the stock awards is based on the closing market price of the Company’s Common Stock as of June 27, 2026, which was $86.37.
As used in this section:
•
“Death” refers to an NEO’s death;

•
“Disability” refers to an NEO’s permanent and total disability during the term of the NEO’s employment;

•
“Company Termination Without Cause” means that the NEO is fired without cause (as defined in the employment agreement);

•
“Change of Control Termination” means the occurrence of both a change of control and the constructive termination of the NEO within 24 months of the change; and

•
“Retirement” for the purpose of determining benefit under the stock plans, means all the following: (a) age 55, (b) five years of service, (c) age plus years of service is equal to at least 65, and (d) the NEO must have signed a non-compete agreement.

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Philip R. Gallagher
Severance(1)	—	—	3,120,000	9,328,800	—
Settlement of previously vested stock options	20,260,452	20,260,452	20,260,452	20,260,452	20,260,452
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)(4)	9,789,176	4,577,178	4,577,178	9,789,176	4,577,178
Settlement of PSUs(3)	8,079,827	—	6,377,215	14,756,746	6,377,215
Welfare benefits	—	—	—	150,449	—
Life insurance benefit	500,000	—	—	—	—
Pension	259,266	259,266	259,266	259,266	259,266
Nonqualified retirement plans(5)	7,813,786	—	—	—	—
Kenneth A. Jacobson
Severance(1)	—	—	1,450,000	4,335,500	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	2,424,320	—	—	2,424,320	—
Settlement of PSUs(3)	1,952,481	1,952,481	—	3,652,674	—
Welfare benefits	—	—	—	114,733	—
Life insurance benefit	500,000	—	—	—	—
Pension	194,839	194,839	194,839	194,839	194,839
Restoration Plan	199,613	199,613	199,613	199,613	199,613
Ken E. Arnold
Severance(1)	—	—	1,050,000	3,139,500	—
Settlement of previously vested stock options	4,265,048	4,265,048	4,265,048	4,265,048	4,265,048
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)(4)	1,712,977	739,136	793,136	1,712,977	793,136
Settlement of PSUs(3)	1,408,867	—	1,103,809	2,582,549	1,103,809
Welfare benefits	—	—	—	88,248	—
Life insurance benefit	500,000	—	—	—	—
Pension	538,504	538,504	538,504	538,504	538,504
Restoration Plan	265,423	265,423	265,423	265,423	265,423
Max Chan
Severance(1)	—	—	1,053,000	3,148,470	—
Settlement of previously vested stock options	—	—	—	—	—
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	1,111,582	—	—	1,111,582	—
Settlement of PSUs(3)	909,476	909,476	—	1,678,687	—
Welfare benefits	—	—	—	88,252	—
Life insurance benefit	500,000	—	—	—	—
Pension	178,281	178,281	178,281	178,281	178,281
Restoration Plan	178,080	178,080	178,080	178,080	178,080

Compensation of Executive Officers
2026 ANNUAL
PROXY STATEMENT
	Death ($)	Disability ($)	Company Termination w/o Cause ($)	Change of Control ($)	Retirement ($)
Michael R. McCoy
Severance(1)	—	—	1,143,000	3,417,570	—
Settlement of previously vested stock options	1,498,431	1,498,431	1,498,431	1,498,431	1,498,431
Settlement of unvested stock options	—	—	—	—	—
Settlement of RSUs(2)	1,841,149	—	—	1,841,149	—
Settlement of PSUs(3)	1,515,966	1,515,966	—	2,774,377	—
Welfare benefits	—	—	—	112,438	—
Life insurance benefit	500,000	—	—	—	—
Pension	270,314	270,314	270,314	270,314	270,314
Restoration Plan	203,663	203,663	203,663	203,663	203,663
(1)
Severance payments assume target annual incentive for fiscal 2026.

(2)
The value of RSUs reflected in the table above under death and change of control equals the value of all RSUs allocated to the NEOs but not yet vested on June 27, 2026.

(3)
The value of PSUs in the table above include three grants for the performance periods covering FY 2024 to FY 2026, FY 2025 to FY 2027 and FY 2026 to FY 2028. Included are the PSUs earned for the tranches relating to the performance applicable to fiscal 2024, fiscal 2025 and fiscal 2026. The performance for FY 2025 was zero percent, as performance thresholds were not achieved. For the remaining tranches applicable to fiscal 2027 and fiscal 2028, we have assumed performance at target.

(4)
Because Mr. Gallagher and Mr. Arnold are retirement eligible under the applicable equity compensation plans, the amount of potential payouts regarding RSUs in the event of a disability or termination by the Company without cause is the same as that under Retirement because the amount received upon retirement is greater than would be received upon a disability or termination without cause.

(5)
Mr. Gallagher has received all his supplemental retirement benefits under the SERP effective in fiscal year 2023. The amount included above is for the death benefit provided under the SERP as discussed above relating to Pension Benefits.

2026 ANNUAL
PROXY STATEMENT
CEO PAY RATIO
The following is information about the relationship of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Gallagher. The company determined a new median employee for fiscal year 2024 and since there were no significant changes in fiscal 2026, the company is using the same median employee identified in fiscal 2024. The fiscal 2026 total compensation of the median paid employee, other than the Company’s CEO, was $47,977. The CEO’s fiscal 2026 total compensation was $11,980,898.
The ratio of CEO to median employee pay was 250 to 1.
The following summarizes the methodology, material assumptions, adjustments, and estimates the Company used in calculating the CEO pay ratio for fiscal 2026:
•
Compensation Time Period:   The Company measured compensation for the median paid employee using the 12-month fiscal period of June 29, 2025, through June 27, 2026.

•
Determining Median Paid Employee’s Pay for CEO Ratio:   The median paid employee received actual earnings in the amount of $47,977 for fiscal 2026, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

•
Determining CEO’s Pay for CEO Ratio:   With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of the 2026 Summary Compensation Table included in this Proxy Statement.

The SEC rules for identifying the median employee and calculating the pay ratio permit companies to use various methodologies and assumptions, to apply certain exclusions, and to make reasonable estimates that reflect their employee population and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio that the Company has reported.

2026 ANNUAL
PROXY STATEMENT
PAY VERSUS PERFORMANCE
Compensation Actually Paid (“CAP”) and certain Company financial performance measures for the past five fiscal years are set forth below.
CAP is calculated as required under applicable SEC rules and presented on an individual basis for the principal executive officer of the Company (“PEO”) and as an average for other NEOs serving during the presented years. CAP does not reflect the actual amount of compensation earned or realized by NEOs during a covered year. Please see the footnotes to the Pay Versus Performance Table below for more detailed information on the calculation of CAP.
Neither the Compensation and Leadership Development Committee nor the Board used CAP or net income as the basis for making compensation decisions. For more information concerning the Company’s pay-for- performance philosophy and how it aligns executive compensation with the Company’s performance, please see “Compensation Discussion and Analysis.”
Prior to fiscal 2024 the calculation of the CAP for both the PEO and the non-PEO NEOs did not take into consideration the accelerated vesting attributable to retirement eligibility. This was corrected effective with the calculation of CAP for fiscal 2024. Prior years’ CAP has not been restated.
The value of the vested and unvested PSU’s in the calculation of CAP include adjustments to current performance estimates.
PAY VERSUS PERFORMANCE TABLE
Fiscal Year	Summary Comp. Table Total For PEO	CAP to PEO	Summary Comp. Table Total For Former PEO	CAP to Former PEO	Avg. Summary Comp. Table Total For non-PEO NEOs	Avg. CAP to non-PEO NEOs	Value of Initial Fixed $100 Investment Based on:		Net Income (Millions)(3)	Adjusted OI$ (Millions)(4)
							Company TSR(1)	Peer Group TSR(1)(2)
2026	$11,980,898	$20,445,303	—	—	$2,976,413	$3,286,702	$244.51	$202.37	$334.4	$860.9
2025	$9,894,132	$6,640,640	—	—	$2,364,773	$1,491,950	$145.69	$128.45	$240.2	$624.0
2024	$8,775,978	$5,540,132	—	—	$2,041,858	$1,354,722	$138.84	$127.14	$498.7	$900.0
2023	$9,716,827	$13,428,971	—	—	$1,928,181	$1,950,485	$132.63	$109.49	$770.8	$1,220.9
2022	$8,129,900	$9,883,510	—	—	$2,031,221	$1,912,506	$108.20	$88.85	$692.4	$985.6

(1)
Reflects the cumulative value of a $100 investment made at the beginning of fiscal year 2022 through the end of fiscal year 2026, including the reinvestment of dividends.

(2)
The Peer Group is the one used in the Annual Reports on Form 10-K pursuant to Item 201(e)(ii) of Regulations S-K for each of the fiscal years noted, which is comprised of the following five companies: Agilysys, Inc.; Arrow Electronics Inc.; Insight Enterprises Inc.; Scansource Inc.; and TD Synnex Corporation.

(3)
As presented in the Company’s Consolidated Statements of Operations for each of the fiscal years ended, calculated in accordance with GAAP.

(4)
The Company’s selected measure, Adjusted Operating Income Dollars (OI$), is a non-GAAP measure and was one of the financial performance metrics used in the fiscal 2026 annual cash incentive plan design for executive officers. Please see Appendix A for information on how this measure was calculated as well as a reconciliation to its most directly comparable GAAP measures.

Pay Versus Performance
2026 ANNUAL
PROXY STATEMENT
Phil Gallagher was the PEO for all the presented years. To calculate CAP for Mr. Gallagher, the following amounts were deducted from and added to the Total Compensation reported in the Summary Compensation Table (“SCT”):
Year	2022	2023	2024	2025	2026
SCT Total Compensation	$8,129,900	$9,716,827	$8,775,978	$9,894,132	$11,980,898
Minus: Grant-date fair value of awards reported in the SCT	$4,216,444	$6,078,268	$6,572,830	$7,309,157	$7,970,035
Plus: Vesting-date fair value of awards granted and vested in the covered year	$624,058	$736,281	$857,801	$914,206	$989,006
Plus: Year-end fair value of awards granted but remain unvested in the covered year	$4,349,379	$6,808,722	$4,405,536	$3,115,524	$13,591,529
Plus/(Minus): Change in fair value of awards granted in prior year(s) that vested in the covered year	$457,714	$164,293	$(1,912,696)	$41,321	$1,870,106
Plus: Change in fair value of awards granted in prior year(s) that remain unvested in covered year	$535,110	$2,089,549	$—	$—	$—
Minus: Fair value of awards forfeited during the covered year	$—	$—	$—	$—	$—
Minus: Aggregate change in actuarial present value of accumulated benefit under pension plans	$17,711	$27,780	$34,126	$37,429	$38,689
Plus: Aggregate service costs and prior service costs for pension plans	$21,504	$19,347	$20,469	$22,043	$22,488
Compensation Actually Paid (CAP)	$9,883,510	$13,428,971	$5,540,132	$6,640,640	$20,445,303
The following are the non-PEO NEOs included for each year shown in the table:
Fiscal 2026: Messrs. Jacobson, Arnold, Chan, and McCoy
Fiscal 2025: Messrs. Jacobson, Arnold, Chan, and McCoy
Fiscal 2024: Messrs. Jacobson, Arnold, Chan, and McCoy
Fiscal 2023: Messrs. Liguori (former CFO), Jacobson, Arnold, and McCoy, and Ms. Obregon
Fiscal 2022: Messrs. Liguori, Arnold, Chan, and McCoy

Pay Versus Performance
2026 ANNUAL
PROXY STATEMENT
To calculate the Average CAP for the non-PEO NEOs, the following amounts were deducted from and added to the average Total Compensation reported in the SCT:
Year	2022	2023	2024	2025	2026
Average SCT Total Compensation	$2,031,221	$1,928,181	$2,041,858	$2,364,773	$2,976,413
Minus: Average grant-date fair value of awards reported in the SCT	$780,055	$890,867	$1,114,994	$1,312,123	$1,476,806
Plus: Average vesting-date fair value of awards granted and vested in the covered year	$115,456	$124,990	$141,777	$159,967	$178,082
Plus: Average year-end fair value of awards granted but remain unvested in the covered year	$402,321	$555,985	$361,411	$273,488	$1,279,400
Plus/(Minus): Average change in fair value of awards granted in prior year(s) that vested in the covered year	$78,917	$17,562	$(53,139)	$13,079	$60,266
Plus/(Minus): Average change in fair value of awards granted in prior year(s) that remain unvested	$69,871	$224,960	$(2,111)	$5,796	$299,367
Minus: Average fair value of awards forfeited during the covered year	$—	$—	$—	$—	$—
Minus: Average aggregate change in actuarial present value of accumulated benefit under pension plans	$43,134	$63,768	$58,509	$57,370	$65,840
Plus: Average aggregate service costs and prior service costs for pension plans	$37,909	$53,442	$38,429	$44,340	$35,820
Average Compensation Actually Paid	$1,912,506	$1,950,485	$1,354,722	$1,491,950	$3,286,702
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND PERFORMANCE MEASURES
The following describes the relationship between CAP and the financial performance measures in the Pay Versus Performance Table, as well as the relationship between Company TSR and Peer Group TSR.
CAP vs. Company TSR
Changes in CAP values for the PEO and non-PEO NEOs over fiscal years 2022 through 2026 generally align with changes in the Company’s TSR over this same period. CAP values increased significantly in fiscal 2026 over the prior year as did the Company TSR. Equity awards in long-term incentive plans represent a significant portion of the NEOs’ total compensation and generally result in the alignment of the fair value of the NEOs’ equity awards with shareholders’ interest. Fluctuations in stock price over this five-year period similarly impacted the changes in fair value of the NEOs’ equity awards.
CAP vs. Net Income
The SEC requires net income to be included as a performance measure in the Pay Versus Performance Table. However, the Company does not use net income in its compensation incentive plan design or to determine compensation levels. Therefore, changes in CAP values over fiscal years 2022 through 2026 somewhat align with changes in the Company’s net income over this same period.
CAP vs. Adjusted Operating Income Dollars
Adjusted OI$ (the Company-Selected Measure) is a non-GAAP measure, and the achievement of certain Adjusted OI$ targets was one of the metrics used in calculating the NEOs’ annual cash incentive awards for

Pay Versus Performance
2026 ANNUAL
PROXY STATEMENT
each of the fiscal years 2022 through 2026. Changes in CAP values for the PEO and non-PEO NEOs over fiscal years 2022 through 2026 generally align with changes in the Company’s Adjusted OI$ over this same period.
Company TSR vs. Peer Group TSR
Both the Company TSR and Peer Group TSR increased over fiscal years 2022 through 2026. The design of PSU awards granted in fiscal years 2023, 2024, 2025 and 2026 included modifiers based on Company TSR against a peer group TSR to provide a level of alignment between executive compensation and TSR. However, the peer groups used under these modifiers varied between PSU awards and are different than the selected Peer Group reflected in the Pay Versus Performance Table, which consists of fewer companies. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for more information on the peer groups used under the modifiers.
MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES FOR FISCAL 2026
Listed below are the most important financial performance measures used by the Company during fiscal 2026 to link NEO compensation to Company performance. These measures are not ranked by relative importance. Please see “Compensation Discussion and Analysis — Elements of Executive Compensation” for additional information regarding these performance measures.
FY26 Most Important Financial Performance Measures (Unranked)
Adjusted Operating Income Dollars(1)
Return on Working Capital(1)
Absolute Adjusted Earnings Per Share Growth vs the Target(2)
Market Share (Relative Organic Sales Growth and Adjusted Operating Income Dollar growth of AVT vs Core Business Competitor)(1)
Adjusted Return on Invested Capital vs the Target(2)
Relative Total Shareholder Return(2)

(1)
Measure used in the fiscal 2026 annual cash incentive awards for executive officers.

(2)
Measure used in the fiscal 2026 PSU awards for executive officers.

2026 ANNUAL
PROXY STATEMENT
PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
RECOMMENDATION OF THE BOARD
The Board recommends that shareholders vote FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for Fiscal 2027.
Description of Proposal
The Audit Committee has approved the selection of PricewaterhouseCoopers LLP (“PwC”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending July 3, 2027.
In determining whether to reappoint the independent registered public accounting firm, the Audit Committee annually considers several factors including:
•
the firm’s independence and objectivity;

•
the firm’s capability and expertise in handling the breadth and complexity of the Company’s global operations, including the expertise and capability of the lead audit partner;

•
historical and recent performance, including the extent and quality of the firm’s communications with the Audit Committee, and management’s views of the firm’s overall performance;

•
data related to audit quality and performance, including recent Public Company Accounting Oversight Board inspection reports on the firm; and

•
the appropriateness of the firm’s fees, both on an absolute basis and as compared with its peers.

KPMG LLP was the Company’s independent registered public accounting firm in fiscal year 2025. For a summary of the fees that were paid to KPMG in that year, please see “Principal Accounting Firm Fees.”
The Company expects that representatives of PwC will be present at the Annual Meeting. The representatives will have an opportunity to make a statement as they may desire and will be available to respond to appropriate questions from shareholders.
Vote Required For Approval
For approval, this proposal must receive affirmative votes from a simple majority of shareholder votes cast at the Annual Meeting. Abstentions are not counted in determining the votes cast. Brokers who hold shares of Common Stock as nominees will have discretionary authority to vote such shares if they have not received timely voting instructions from the beneficial owners.
Proxy
Unless otherwise directed by the shareholder, the persons named as proxies on the proxy card will vote each properly signed and returned proxy card FOR the ratification of PwC as the Company’s independent registered public accounting firm for Fiscal 2027.

2026 ANNUAL
PROXY STATEMENT
PRINCIPAL ACCOUNTING FIRM FEES
The table below provides information relating to fees charged for services performed by the Company’s independent registered public accounting firm in fiscal years 2025 (KPMG) and 2026 (PwC). All the services described in the table were approved in conformity with the Audit Committee’s pre-approval process for independent registered public accounting firm fees.
	Fiscal 2025	Fiscal 2026
Audit Fees	$7,007,000	$3,920,785
Audit-Related Fees	$55,000	$1,323,354
Tax Fees	$186,000	$159,200
TOTAL	$7,248,000	$5,403,339
Audit Fees.   In fiscal year 2025 (KPMG) and fiscal year 2026 (PwC), Audit Fees consisted of fees incurred for work performed associated with the audit of the Company’s consolidated financial statements, including reviews performed on the Company’s Form 10-Q filings, certain statutory audits required for the Company’s subsidiaries, and fees in connection with the audit of internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees also included fees in connection with registration statements filed by the Company, including consents.
Audit-Related Fees.   In fiscal year 2025 (KPMG) and fiscal year 2026 (PwC), Audit-Related Fees included fees in connection with certain compliance-related services.
Tax Fees.   In fiscal year 2025 (KPMG) and fiscal year 2026 (PwC), Tax Fees consisted of fees primarily for assistance with global tax compliance (federal, international, state, and local), tax audits, and tax advice. All services to be provided by the Company’s independent registered public accounting firm are subject to pre-approval by the Audit Committee.
The Audit Committee has adopted an External Auditor Scope of Services Policy (“Scope Policy”), which requires the Audit Committee’s pre-approval of all services to be performed by the Company’s independent registered public accounting firm. In each case, pre-approval is required either by the Audit Committee or by the Chair of the Audit Committee, who is authorized to approve individual projects up to $250,000 with the total for such projects not to exceed $500,000, and must then report them to the full Audit Committee by the next Audit Committee meeting.
As permitted by the SEC, the Audit Committee has also adopted a pre-approval policy (“Pre-Approval Policy”), whereby certain types of services up to specified cost levels have been pre-approved by the Audit Committee. Management monitors service requests to ensure they are consistent with the types of services approved by the Audit Committee and that the fee limits are not exceeded. Types of services not covered by the Pre-Approval Policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee under the Scope Policy. Management provides quarterly reports to the Audit Committee regarding pre-approval requests related to the fees for projects requiring services by the Company’s independent auditor covered by the Scope Policy and regarding the nature and fee amounts for all pre-approved services under the Pre-Approval Policy. All services performed and related fees billed by the Company’s independent auditor during fiscal years 2025 and 2026 were pre-approved by the Audit Committee pursuant to regulations of the SEC.

2026 ANNUAL
PROXY STATEMENT
AUDIT COMMITTEE REPORT
The Audit Committee represents and assists the Board in fulfilling its oversight responsibilities with respect to the integrity of the Company’s financial statements, the independence, qualification and performance of the Company’s corporate internal audit function and its independent registered public accounting firm, and compliance with legal and regulatory requirements and certain corporate transactions. The Audit Committee operates under a written charter, which sets forth its purpose, member qualifications, authority, and responsibilities. The Audit Committee evaluates and assesses the effectiveness of the Audit Committee and the adequacy of its charter on an annual basis. The charter is available on the Company’s website at https://ir.avnet.com/corporate-governance/ governance-documents.
The Audit Committee monitors the activities and performance of the Company’s internal audit function, including scope of reviews, department staffing levels, and reporting and follow-up procedures. The Audit Committee also meets regularly in executive sessions with PricewaterhouseCoopers LLP (PwC), the Company’s independent registered public accounting firm. Management has responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the reporting process, including the system of internal controls.
The Audit Committee meets PwC and management to review the Company’s financial results before the Company publishes quarterly earnings press releases and before it files quarterly reports on Form 10-Q and an annual report on Form 10-K. The Audit Committee also monitors the activities and performance of PwC, including audit scope, audit fees, auditor independence, and non-audit services. PwC’s services are subject to pre-approval by the Audit Committee. As permitted by the SEC, the Audit Committee has approved a pre-approval policy, whereby certain types of services up to specified cost levels have been pre-approved by the Committee and approval has been delegated to management. Types of services not covered by the policy or services exceeding the pre-approved cost levels continue to be subject to pre-approval by the Audit Committee. Management provides quarterly reports to the Audit Committee on the nature and fee amounts for all such pre-approved services.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal 2026 with management and PwC. This review included a discussion with PwC and management of the Company’s accounting principles, the reasonableness of significant estimates and judgments, including disclosure of critical accounting policies, and the conduct of the audit. The Audit Committee has discussed with PwC the matters required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and the Audit Committee discussed with PwC its independence. The Audit Committee has concluded that PwC is independent from the Company and its management. PwC also discussed with the Audit Committee its internal quality control procedures. In reliance on this review and these discussions, and the report of PwC, the Audit Committee has recommended to the Board, and the Board has approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended June 27, 2026, for filing with the Securities and Exchange Commission.
Ernest E. Maddock, Chair
Helmut Gassel
Virginia L. Henkels
Oleg Khaykin

2026 ANNUAL
PROXY STATEMENT
Proposal 4: Board Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 25% Ownership Threshold
Recommendation of the Board

The Board unanimously recommends that the Company’s shareholders approve this advisory proposal (Proposal 4) to provide shareholders with the right to call special meetings at a 25% ownership threshold.

We are asking our shareholders to vote on this advisory proposal regarding the establishment of a new right for shareholders collectively owning 25% or more of the Company’s common stock for at least one year to call a special meeting. If this proposal is approved, the Board intends to take the necessary steps to amend the Company’s By-laws to include such a right.
Overview and Analysis
Currently, under the Company’s By-laws, a special meeting may be called only by the Board Chair or by Board resolution. As part of the ongoing review of the Company’s corporate governance practices by the Corporate Governance Committee and the Board, and informed by the Company’s ongoing engagement with its shareholders, the Board has determined it is timely and appropriate to establish a mechanism by which a substantial portion of the Company’s shareholders can also call a special meeting, thereby enhancing shareholder rights while preserving appropriate safeguards.
The Board recognizes that providing shareholders with the right to call special meetings is a meaningful corporate governance practice. However, the Board also believes that special meetings should be extraordinary events that require the support of a significant proportion of shareholders. Organizing a special meeting requires the Company to incur substantial legal, printing, mailing, proxy solicitation, and administrative costs and diverts the time, attention and resources of the Board and management from the operation of the Company’s business. Establishing an unduly low ownership threshold for calling a special meeting would allow a small group of shareholders to misuse the procedure to advance their own special interests while forcing all the Company’s shareholders to bear the costs.
A 25% ownership threshold is the most common ownership threshold among S&P 500 companies that permit shareholders to call special meetings. The Board believes that a 25% ownership threshold will appropriately balance the rights of shareholders with the need to prevent the disruption and waste of corporate resources that could result from small groups of shareholders calling special meetings not desired by the broader shareholder base. The Board believes that the 10% threshold contemplated by the proponent of the shareholder proposal in Proposal 5 would permit a small group of shareholders to call a special meeting to advance special interests, imposing substantial and unnecessary costs on the Company’s shareholders without providing commensurate benefits.

Proposal 4: Board Proposal to Provide Shareholders with the Ability to Call a Special
Shareholder Meeting at a 25% Ownership Threshold
2026 ANNUAL
PROXY STATEMENT
Vote Required for Approval
This proposal is a non-binding recommendation to the Board and would not automatically establish a shareholder special meeting right if approved. However, if the Company’s shareholders approve this proposal, the Board intends to take the necessary steps to amend the Company’s By-laws to permit shareholders collectively owning at least 25% of the Company’s common stock to call a special meeting. Approval of this proposal requires the affirmative vote of a majority of the votes cast in favor of or against the proposal by the holders of shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal. Unless marked to the contrary, proxies received will be voted “FOR” approval of this Proposal 4.
Approval of Proposal 4 is not conditioned on approval or disapproval of Proposal 5.

2026 ANNUAL
PROXY STATEMENT
Proposal 5: Shareholder Proposal to Provide Shareholders with the Ability to Call a Special Shareholder Meeting at a 10% Ownership Threshold
John Chevedden has informed the Company that he or his representative intends to present the proposal set forth below at the Annual Meeting. If properly submitted, the proposal will be voted on at the Annual Meeting. The proposal is presented as submitted by Mr. Chevedden.
Recommendation of the Board
The Board recommends a vote “AGAINST” this shareholder proposal (Proposal 5).
Proposal 5 — Attainable Shareholders Ability to call for a Special Shareholder Meeting
Shareholders ask our Board of Directors to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting. Such a special shareholder meeting can be an easy to convene online shareholder meeting.
There shall be no poison pill discriminatory rule to require ownership of shares for a specific period of time in order for shares to participate in calling for a special shareholder meeting.
To guard against the Avnet (AVT) Board of Directors and management becoming complacent AVT shareholders need the ability to call a special shareholder meeting to help the Board adopt new strategies if AVT underperforms. If AVT directors and management know that AVT shareholders can call a special shareholder meeting they will have more of an incentive to perform.
Higher than a 10% of shares requirement seems to be unreasonable. Shareholders of more than 100 companies have voted on a special shareholder meeting proposal and not one of these 100 companies have ever cited one example of a special shareholder meeting taking place at a company that required 15% or more of shares to support the call for a special shareholder meeting.
And not one of these 100 companies cited an example of a special shareholder meeting ever taking place at a company that disqualified certain shares based on length of stock ownership
Please vote for:
Attainable Shareholders Ability to Call for a Special Shareholder Meeting — Proposal 5

Proposal 5: Shareholder Proposal to Provide Shareholders with the Ability to
Call a Special Shareholder Meeting at a 10% Ownership Threshold
2026 ANNUAL
PROXY STATEMENT
BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION TO THE SHAREHOLDER PROPOSAL (PROPOSAL 5)
The Board has carefully considered this proposal and believes that implementing a shareholder special meeting right with only a 10% ownership threshold is not in the best interests of the Company or its shareholders. Further, a 10% threshold is inconsistent with the corporate governance practices of most S&P 500 companies, most of which require a higher ownership threshold or do not permit shareholders to call a special meeting at all. Accordingly, the Board unanimously recommends a vote AGAINST this shareholder proposal (Proposal 5).
However, the Board recognizes that the ability of shareholders to call special meetings is a meaningful part of a strong corporate governance framework. For this reason, the Board is submitting its own proposal (Proposal 4), which would permit shareholders holding at least 25% of the Company’s outstanding common stock to call a special meeting. As further described in Proposal 4, the Board believes a more prudent 25% ownership threshold for shareholders to call a special meeting strikes the appropriate balance between enhancing shareholder rights and protecting the long-term interests of the Company and all its shareholders.
A 10% Ownership Threshold Could Give a Small Group of Shareholders with Special Interests a Disproportionate Amount of Influence Over the Company’s Affairs.
A special meeting is an extraordinary event that should be reserved for urgent matters that cannot await our next annual meeting. Special meetings impose significant costs, including legal, printing, mailing, proxy solicitation, and administrative expenses. The Board, management, and our employees must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating our business. One or a small minority of shareholders should not be entitled to cause such significant expense and distraction to advance their own special interests, which may not be shared more broadly by shareholders. Rather, special meetings should only be called where a substantial portion of shareholders agree that a matter is sufficiently critical and time-sensitive so that it cannot be delayed until the Company’s next annual meeting. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our shareholders generally. The Company’s annual meeting provides all shareholders with a regular, predictable opportunity to weigh in on director elections and other matters of importance to shareholders.
Furthermore, a 10% ownership threshold would not be appropriate given the Company’s already robust shareholder engagement practices. The Board is already committed to a culture of accountability to shareholders, promotes open communication between shareholders and the Board, and consistently engages with shareholders regarding corporate governance practices, CEO succession planning, executive compensation, and corporate stewardship and impact practices, among other matters, while thoroughly considering shareholder perspectives to help ensure that the Company’s practices protect and promote the interests of its shareholders. In addition, our shareholders have multiple established avenues to express their views and hold the Board accountable, including the annual election of directors by majority vote with a resignation policy.
In light of the Company’s existing policies and practices, the Board has determined that the Board’s shareholder special meeting proposal (Proposal 4), and not this shareholder proposal (Proposal 5), is in the best interests of the Company and its shareholders.
Vote Required for Approval
Proposal 5 is a non-binding recommendation to the Board and would not automatically establish a shareholder special meeting right if approved. Approval of this shareholder proposal requires the affirmative vote of a majority of the votes cast in favor of or against the proposal by the holders of shares present in person or represented by proxy and entitled to vote on the proposal at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of this proposal. Unless marked to the contrary, proxies received will be voted “AGAINST” approval of the shareholder proposal (Proposal 5).
Approval of Proposal 5 is not conditioned on approval or disapproval of Proposal 4.

2026 ANNUAL
PROXY STATEMENT
SHAREHOLDER PROPOSALS AND NOMINATIONS
Other than Proposal 5, the Company did not receive any requests from shareholders for a matter or a Director nominee to be submitted to a vote at the 2026 Annual Meeting or to be included in the Company’s 2026 proxy statement or proxy card.
Under SEC rules or pursuant to the Company’s By-laws, shareholders may submit proposals or director nominations that they believe should be voted on at an annual shareholder meeting or may recommend persons for nomination to the Board of Directors. There are several alternatives a shareholder may use and a summary of those alternatives follows.
Under Rule 14a-8 of the Exchange Act, certain shareholder proposals may be eligible to be included in the Company’s 2027 proxy statement. Such shareholder proposals must be submitted, along with proof of ownership of the Company’s Common Stock and other required materials, in accordance with Rule 14a-8(b), to the Company’s Corporate Secretary at: Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284. All shareholder proposals submitted pursuant to Rule 14a-8 must be received by June 8, 2027.
For information regarding how to nominate a Director candidate for consideration by the Corporate Governance Committee, please see “Corporate Governance — Director Nominations” in this Proxy Statement.
Alternatively, under the Company’s By-laws, any shareholder wishing to appear at the 2026 Annual Meeting and submit a proposal or nominate a person as a Director candidate must submit the proposal or nomination to the Company’s Corporate Secretary not earlier than June 23, 2027, and not later than July 23, 2027 and comply with the requirements of the Company’s By-laws. Any such shareholder proposal or Director nomination will not appear in the Company’s proxy statement. However, Director nominations may be included on the Company’s proxy card if the additional requirements under Rule 14a-19 of the Exchange Act, known as the Universal Proxy Rule, and the By-laws are complied with. If notice is received by the Company after July 23, 2027, then such notice will be considered untimely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.
The persons named as proxies in the proxy materials relating to the 2026 Annual Meeting will use their discretion in voting the proxies when these matters are raised at the meeting.

2026 ANNUAL
PROXY STATEMENT
DELIVERY OF DOCUMENTS TO SHAREHOLDERS WITH SAME LAST NAME AND ADDRESS
Pursuant to SEC rules, the Company is sending only a single copy of its proxy materials or Notice of Availability of Proxy Materials, as applicable, to shareholders who share the same last name and address, unless they have notified the Company that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.
Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing the Company’s Common Stock at two different brokerage firms, your household will receive two copies of the Company’s proxy materials, one from each brokerage firm.
If you received a household mailing this year and you would like to have separate proxy materials mailed to you, or you would like to opt out of this practice for future mailings, please submit your request by mail to Corporate Secretary, Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284 or by email to corporatesecretary@avnet.com. Similarly, you may also contact the Company if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.
GENERAL
Upon written request of any shareholder entitled to receive this Proxy Statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the consolidated financial statements, the notes thereto and financial statement schedules, as filed with the SEC. Any such request should be addressed to the Corporate Secretary, Avnet, Inc., 2150 E. Warner Rd., Tempe, AZ 85284. This request must include a representation by the shareholder that as of September 21, 2026, the shareholder is entitled to vote at the Annual Meeting.
PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW
OR SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET.
THE COMPANY APPRECIATES YOUR PROMPT RESPONSE!

2026 ANNUAL
PROXY STATEMENT
APPENDIX A
RECONCILIATION OF NON-GAAP MEASURES
The table below presents a reconciliation of each non-GAAP financial measure included in this Proxy Statement to the most comparable GAAP financial measure for the fiscal years 2024 through 2026.
	Fiscal Year 2026
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$724,782	$334,389	$4.01
Restructuring, integration and other expenses	134,706	96,145	1.15
Amortization of intangible assets and other	1,457	1,112	0.01
Foreign currency loss and other, net		8,887	0.11
Income tax adjustments		32,487	0.39
Total adjustments	136,163	138,631	1.66
Adjusted non-GAAP results	$860,945	$473,020	$5.67
	Fiscal Year 2025
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$514,254	$240,217	$2.75
Restructuring, integration and other expenses	108,316	87,645	1.01
Amortization of intangible assets and other	1,463	1,117	0.01
Foreign currency loss and other, net		20,831	0.24
Income tax adjustments		(49,527)	(0.57)
Total adjustments	109,779	60,066	0.69
Adjusted non-GAAP results	$624,033	$300,283	$3.44
	Fiscal Year 2024
	Operating Income	Net Income	Diluted Earnings Per Share
	(thousands except per share data)
GAAP results	$844,367	$498,699	$5.43
Restructuring, integration and other expenses	52,550	39,550	0.43
Amortization of intangible assets and other	3,130	2,430	0.03
Gain on legal settlements and other		(66,065)	(0.72)
Foreign currency loss and other, net		20,357	0.22
Income tax adjustments		(4,992)	(0.05)
Total adjustments	55,680	(8,720)	(0.09)
Adjusted non-GAAP results	$900,047	$489,979	$5.34

Appendix A
2026 ANNUAL
PROXY STATEMENT
The Company believes that operating income adjusted for the impact of the items identified above is a useful measure to help shareholders better assess and understand the Company’s operating performance, especially when comparing results with previous periods, primarily because management views the excluded items to be outside of the Company’s normal operating results or non-cash in nature. The Company analyzes operating income without the impact of these items as an indicator of ongoing margin performance and underlying trends in the business.
The Company believes net income and diluted earnings per share, as adjusted for the impact of the items identified above, are useful measures to shareholders because they provide a measure of the Company’s net profitability on a more comparable basis to historical periods. Additionally, because of management’s focus on generating shareholder value, of which net profitability is a primary driver, management believes net income and diluted earnings per share, excluding the impact of these items, provide an important measure of the Company’s net results of operations.
For a detailed description of the items adjusting the GAAP results in the table above, refer to the respective fiscal year’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. Any analysis of results on a non-GAAP basis should be used as a complement to, and in conjunction with, data presented in accordance with GAAP.

AVNET, INC.2150 EAST WARNER ROAD TEMPE, AZ 85284 SCAN TO VIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on November 19, 2026 for shares held directly and by 11:59 p.m. Eastern Time on November 17, 2026 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on November 19, 2026 for shares held directly and by 11:59 p.m. Eastern Time on November 17, 2026 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:T03733-P54466-Z93187KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.DETACH AND RETURN THIS PORTION ONLYAVNET, INC. The Board of Directors recommends you vote FOR proposals 1 through 4 and AGAINST proposal 5.1.Election of Directors Nominees: 1a. Rodney C. Adkins 1b. Brenda L. Freeman 1c. Philip R. Gallagher 1d. Helmut Gassel 1e. Virginia L. Henkels 1f. Jo Ann Jenkins 1g. Oleg Khaykin 1h. Ernest E. Maddock 1i. Avid Modjtabai 1j. Adalio T. Sanchez For Against Abstain!!!!!!2.Advisory vote on named executive compensation.!!!3.Ratify appointment of PricewaterhouseCoopers LLP asthe independent registered public accounting firm forthe fiscal year ending July 3, 2027.!!!4.Board proposal to provide shareholders with the ability tocall a special shareholder meeting at a 25% ownership!!!threshold.!!!5.Shareholder proposal to provide shareholders with theability to call a special shareholder meeting at a 10%!!!ownership threshold.!!!NOTE: Such other business as may properly come before themeeting or any adjournment thereof.!!!!!! For Against Abstain! ! !! ! !! ! !! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

ANNUAL MEETING OF SHAREHOLDERSNovember 20, 2026 8:00 a.m. (local time)Avnet, Inc.2150 East Warner RoadTempe, AZ 85284You may vote through the Internet, by telephone or by mail.Please read the card carefully for instructions.However you decide to vote, your participation in the Annual Meeting ofShareholders is important.Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.T03734-P54466-Z93187AVNET, INC.This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Shareholders held on November 20, 2026The undersigned shareholder of AVNET, INC. (the "Company") hereby constitutes and appoints Michael R. McCoy and Darrel S. Jackson, or either of them, as proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company at the Annual Meeting of Shareholders to be held at 8:00 a.m., local time, at Avnet, Inc., 2150 East Warner Road, Tempe, AZ 85284 on November 20, 2026, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.The undersigned hereby instructs the said proxies (i) to vote in accordance with the instructions indicated on the reverse side for each proposal, but, if no instruction is given on the reverse side, to vote FOR the election of the ten Director nominees named on the reverse side, FOR the advisory vote on named executive compensation, FOR ratifying the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending July 3, 2027, FOR the Board proposal to provide shareholders with the ability to call a annual shareholder meeting at a 25% ownership threshold, and AGAINST the shareholder proposal to provide shareholders with the ability to call a annual shareholder meeting at a 10% ownership threshold and (ii) to vote, in their discretion, with respect to other such matters (including matters incidental to the conduct of the meeting) as may properly come before the meeting or any postponements or adjournments thereof. Continued and to be signed on reverse side